                                                                    EXHIBIT 99.1



                                [MACK-CALI LOGO]




                               FOURTH QUARTER 2001


                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA













   THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA IS NOT AN OFFER TO SELL OR
    SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY. ANY OFFERS TO SELL OR
      SOLICITATIONS OF THE COMPANY SHALL BE MADE BY MEANS OF A PROSPECTUS.

--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended December 31,
                                      2001


                                                             INDEX
                                                                                                          PAGE(S)
I.  COMPANY BACKGROUND
o        About the Company/Other Corporate Data..............................................................5
o        Board of Directors/Executive Officers...............................................................6
o        Equity Research Coverage/Company Contact Information................................................7

II.  FINANCIAL HIGHLIGHTS
o        Quarterly/Annual Summary............................................................................9
o        Property Sales/Acquisitions/Development............................................................10
o        Financing Activities/Leasing Information...........................................................11
o        Key Financial Data.................................................................................12
o        Same-Store Results and Analysis....................................................................13
o        Unconsolidated Joint Ventures Summary...........................................................14-17
o        Select Financial Ratios............................................................................18
o        Debt Analysis:
         o        Debt Breakdown/Future Repayments..........................................................19
         o        Debt Maturities...........................................................................20
         o        Debt Detail...............................................................................21

III.  FINANCIAL STATEMENTS
o        Consolidated Statements of Operations..............................................................23
o        Consolidated Balance Sheets........................................................................24
o        Consolidated Statement of Changes in Stockholders' Equity..........................................25
o        Statements of Funds from Operations and Cash Available for Distribution............................26
o        Reconciliation of Basic-to-Diluted Shares/Units....................................................27

IV.  VALUE CREATION PIPELINE
o        Operating Property Acquisitions ...................................................................29
o        Properties Placed in Service.......................................................................30
o        Acquisition Property Profile.......................................................................31
o        Summary of Construction Projects/Summary of Development Properties in Lease-Up.....................32
o        Summary of Land Parcels............................................................................33
o        Rental Property Sales..............................................................................34

V.  PORTFOLIO/ LEASING STATISTICS
o        Leasing Statistics..............................................................................36-41
o        Market Diversification (MSA's).....................................................................42
o        Industry Diversification (Top 30 Tenant Industries)................................................43
o        Consolidated Portfolio Analyses:
            BREAKDOWN BY:
            (a) Number of Properties........................................................................44
            (b) Square Footage..............................................................................45
            (c) Base Rental Revenue.........................................................................46
            (d) Percentage Leased...........................................................................47
o        Consolidated Property Listing (by Property Type)................................................48-71
o        Significant Tenants (Top 20 Tenants)...............................................................72
o        Schedules of Lease Expirations (by Property Type)...............................................73-76

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Estimates of future Funds From Operations per share are by definition, and certain other matters discussed in this literature may constitute, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                             I. COMPANY BACKGROUND

                              I. COMPANY BACKGROUND


                                ABOUT THE COMPANY

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.9 billion at December 31, 2001. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 267 properties, primarily class A office and office/flex buildings, totaling approximately 28.4 million square feet, serving as home to approximately 2,300 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.2 million square feet of additional commercial space.

                                     HISTORY

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    STRATEGY

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

                                     SUMMARY
                            (AS OF DECEMBER 31, 2001)

          Corporate Headquarters                      Cranford, New Jersey
          Fiscal Year End                             12/31
          Total Properties                            267
          Total Square Feet                           28.4 million square feet
          Geographic Diversity                        10 states and the District of Columbia
          New Jersey Presence                         14.4 million square feet
          Northeast Presence                          22.5 million square feet
          Common Shares and
               Units Outstanding                      71.0 million
          Dividend-- Quarter/Annualized               $0.62/$2.48
          Dividend Yield                              8.0%
          Total Market Capitalization                 $3.9 billion
          Insider Ownership                           17.6%
          Senior Debt Rating                          BBB (S&P and Fitch);
                                                           Baa3 (Moody's)

                               BOARD OF DIRECTORS

                     William L. Mack, CHAIRMAN OF THE BOARD

     John J. Cali, CHAIRMAN EMERITUS                       Earle I. Mack

     Brendan T. Byrne                                      Alan G. Philibosian

     John R. Cali                                          Irvin D. Reid

     Nathan Gantcher                                       Vincent Tese

     Martin D. Gruss                                       Robert F. Weinberg

     Mitchell E. Hersh                                     Roy J. Zuckerberg








                               EXECUTIVE OFFICERS

      Mitchell E. Hersh, CHIEF EXECUTIVE OFFICER

      Timothy M. Jones, PRESIDENT

      Barry Lefkowitz, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

      Roger W. Thomas, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

      Michael A. Grossman, EXECUTIVE VICE PRESIDENT

                            EQUITY RESEARCH COVERAGE

BANC OF AMERICA MONTGOMERY                                          LEHMAN BROTHERS
Lee T. Schalop/ Alexis Hughes                                       David Shulman/Stuart Axelrod
(212) 847-5677/ (212) 847-5705                                      (212) 526-3413/ (212) 526-3410

BEAR, STEARNS & CO., INC.                                           MERRILL LYNCH
Ross Smotrich                                                       Rahul Bhattacharjee/ Steve Sakwa
(212) 272-8046                                                      (212) 449-1920/ (212) 449-0335

CS FIRST BOSTON                                                     MORGAN STANLEY DEAN WITTER
Lawrence Raiman                                                     Gregory Whyte
(212) 538-2380                                                      (212) 761-6331

DEUTSCHE BANC ALEX. BROWN                                           PRUDENTIAL SECURITIES
Louis Taylor                                                        James Sullivan/Michael Marron
(212) 469-4912                                                      (212) 778-2515/ (212) 778-1724

FRIEDMAN, BILLINGS, RAMSEY & CO.                                    SALOMON SMITH BARNEY
David Loeb                                                          Jonathan Litt/ Gary Boston
(703) 469-1289                                                      (212) 816-0231/ (212) 816-1383

GOLDMAN SACHS                                                       WACHOVIA SECURITIES
Jim Kammert                                                         Christopher Haley
(212) 855-0670                                                      (443)263-6773

GREEN STREET ADVISORS
James Sullivan
(949) 640-8780




                           COMPANY CONTACT INFORMATION

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
PHONE: (908) 272-8000      WEB:    www.mack-cali.com
FAX:   (908) 272-6755      E-MAIL: investorrelations@mack-cali.com

                            II. FINANCIAL HIGHLIGHTS

                            II. FINANCIAL HIGHLIGHTS

                            QUARTERLY/ANNUAL SUMMARY

Funds from operations (FFO), after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended December 31, 2001 amounted to $66.3 million, or $0.93 per share, versus $64.5 million, or $0.89 per share, for the quarter ended December 31, 2000, a per share increase of 4.5 percent. For the year ended December 31, 2001, FFO, after adjustment for straight-lining of rents and non-recurring charges, amounted to $260.5 million, or $3.66 per share, versus $262.1 million, or $3.59 per share, for the same period last year, a per share increase of 1.9 percent.

Cash available for distribution (CAD) for the fourth quarter 2001 equaled $49.4 million, or $0.69 per share, versus $51.2 million, or $0.70 per share, for the same quarter last year, a decrease of 1.4 percent on a per share basis. For the year ended December 31, 2001, CAD equaled $214.7 million, or $3.02 per share, versus $214.3 million, or $2.93 per share, for the same period last year, an increase of 3.1 percent on a per share basis.

Total revenues for the fourth quarter 2001 decreased $0.4 million to $143.5 million from $143.9 million for the same quarter last year, a 0.3 percent decrease. For the year ended December 31, 2001, total revenues amounted to $584.3 million, an increase of 1.4 percent over total revenues of $576.2 million for the same period last year.

Income from operations before minority interest in Operating Partnership for the fourth quarter 2001 equaled $44.0 million, or $0.62 per share, versus $43.9 million, or $0.61 per share, for the same quarter last year, a per share increase of 1.6 percent. Income from operations before minority interest in Operating Partnership for the year ended December 31, 2001 equaled $177.7 million, or $2.50 per share, versus $178.2 million, or $2.44 per share, for the same period last year, a per share increase of 2.5 percent. Income from operations before minority interest in Operating Partnership excludes realized gains and unrealized losses on disposition of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 56,712,270 shares of common stock, 7,954,775 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding as of year end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,026,064 shares/common units outstanding at December 31, 2001.

As of December 31, 2001, the Company had total indebtedness of approximately $1.7 billion, with a weighted average annual interest rate of 7.2 percent. Mack-Cali had a total market capitalization of $3.9 billion and a debt-to-undepreciated assets ratio of 41.5 percent at December 31, 2001. The Company had an interest coverage ratio of 3.5 times for the quarter ended December 31, 2001.

The Company continues to focus its efforts on its strategy of selling non-core and non-strategic assets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.

                                 PROPERTY SALES

During the quarter, the Company sold two office properties and a parcel of land for total proceeds of approximately $39.0 million, as follows:

- In November, Concord Plaza, a 248,700 square-foot office building and an adjacent land parcel located in San Antonio, Texas, was sold for approximately $31.9 million; and

- In December, Katy Plaza, a 112,213 square-foot office building located in Houston, Texas, was sold for approximately $7.1 million.

For the year ended December 31, 2001, the Company and its unconsolidated joint ventures sold a total of nine office properties, aggregating 1,394,750 square feet, a 327-unit multi-family residential complex and a parcel of land, for total sales proceeds of approximately $254.1 million.

More recently, in January, the Company sold 25 Martine Avenue, a 124-unit multi-family residential property located in White Plains, New York, for approximately $18.1 million.


                                  ACQUISITIONS

In November, the Company acquired the remaining 50 percent interest in 9 Campus Drive, a 156,495 square-foot office building located in Parsippany, New Jersey, from its joint venture partner for approximately $15.1 million.


                                   DEVELOPMENT

Progress continues on the Company's three development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, as follows:

- Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, is under construction and due to be completed by the end of 2002. In the fourth quarter, Garban
      Intercapital North America leased 111,451 square feet for 15 years. More recently, Trade Web Group LLC leased 35,900 square feet for 15 years. The project is approximately 55 percent pre-leased;

- Plaza 10, a 19-story, 575,000 square-foot class A office building, is expected to be completed in late 2002. The building is 100 percent pre-leased to Charles Schwab & Co., Inc.; and

- Hyatt Regency South Pier Hotel is a 350-room luxury hotel that is being built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt. Completion of this project is anticipated by late 2002.

Additionally, progress continues on construction of a fully pre-leased 33,000 square-foot office/flex building in Elmsford, New York on recently-acquired land, expected to be completed by the second quarter 2002.

                              FINANCING ACTIVITIES

In accordance with the Company's Share Repurchase Program, during the fourth quarter, the Company purchased 354,200 shares of its outstanding common stock for an aggregate cost of approximately $10.4 million, representing an average price of $29.37 per share. For the year ended December 31, 2001, the Company purchased 1,269,500 shares of its outstanding common stock for an aggregate cost of approximately $35.4 million, representing an average price of $27.89 per share.


                               LEASING INFORMATION

Mack-Cali's consolidated in-service portfolio was 94.6 percent leased at December 31, 2001, compared to 95.1 percent at September 30, 2001.

For the quarter ended December 31, 2001, the Company executed 164 leases totaling 1,054,473 square feet, consisting of 825,127 square feet of office space, 218,346 square feet of office/flex space, 3,000 square feet of industrial/warehouse space and 8,000 square feet of retail space. Of these totals, 328,019 square feet were for new leases and 726,454 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions include:

- KPMG, LLP renewed 70,000 square feet for 10 years at 150 J.F. Kennedy Parkway in Millburn, New Jersey. 150 J.F. Kennedy Parkway, a 247,476 square-foot class A office property, is 88.5 percent leased.

- Salomon Smith Barney signed a five-year renewal totaling 45,678 square feet at 140 Ridgewood Avenue in Paramus, New Jersey. 140 Ridgewood Avenue, a 239,680 square-foot class A office property, is 100 percent leased.

- BMW of North America, LLC signed a new, five-year lease for 34,539 square feet at 300 Tice Boulevard in Woodcliff Lake, New Jersey. 300 Tice Boulevard, a 230,000 square-foot class A office property, is 99.3 percent leased.

- DFDS Transport leased 25,565 square feet for 10 years at 100 Walnut Avenue in Clark, New Jersey. 100 Walnut Avenue, a 182,555 square-foot class A office property, is 100 percent leased.

- Ameriquest Mortgage Company signed a new, five-year lease for 25,300 square feet at 8 Skyline Drive in Hawthorne, New York. 8 Skyline Drive, a 50,000 square-foot office/flex property, is 98.7 percent leased.

                               KEY FINANCIAL DATA


                                                               AS OF OR FOR THE THREE MONTHS ENDED
----------------------------------------------------------------------------------------------------------------------

                                             12/31/01         9/30/01         6/30/01         3/31/01        12/31/00
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
SHARES AND UNITS:
Common Shares Outstanding                  56,712,270      56,333,692      56,299,124      56,961,704      56,980,893
Common Units Outstanding (a)               14,313,794      14,314,544      14,315,544      14,316,544      14,322,744
Combined Shares and Units                  71,026,064      70,648,236      70,614,668      71,278,248      71,303,637
Weighted Average- Basic (b)                64,658,363      64,084,201      64,475,902      64,767,293      65,772,459
Weighted Average- Diluted (c)              71,383,413      70,761,541      71,043,756      71,353,163      72,440,367

COMMON SHARE PRICE ($'s):
At the end of the period                      31.0200         31.0000         28.4800         27.0000         28.5625
High during period                            32.2000         32.0000         28.7000         28.5000         28.8750
Low during period                             28.3800         27.3000         25.7900         25.4900         25.7500

MARKET CAPITALIZATION:
($'s IN THOUSANDS, EXCEPT RATIOS)
Market Value of Equity (d)                  2,203,229       2,190,095       2,011,106       1,924,513       2,038,535
Total Debt                                  1,700,150       1,714,418       1,720,800       1,662,184       1,628,512
Total Market Capitalization                 3,903,379       3,904,513       3,731,906       3,586,697       3,667,047
Total Debt/ Total Market
  Capitalization                                43.56%          43.91%          46.11%          46.34%          44.41%

FINANCIALS:
($'s IN THOUSANDS, EXCEPT RATIOS
   AND PER SHARE AMOUNTS)
Total Assets                                3,746,770       3,728,839       3,759,919       3,681,059       3,676,977
Gross Book Value of Real Estate Assets      3,791,076       3,736,121       3,781,334       3,711,631       3,704,354
Total Liabilities                           1,867,938       1,854,441       1,873,998       1,803,524       1,774,239
Total Minority Interests                      446,244         446,532         448,088         444,848         449,448
Total Stockholders' Equity                  1,432,588       1,427,866       1,437,833       1,432,687       1,453,290
Total Revenues                                143,512         145,912         148,418         146,506         143,903
Capitalized Interest                            4,728           4,680           3,965           3,350           4,042
Scheduled Principal Payments                      767             786             769             756             772
Interest Coverage Ratio                          3.49            3.38            3.46            3.38            3.50
Fixed Charge Coverage Ratio                      2.59            2.55            2.65            2.63            2.62
Funds from Operations (e)                      66,274          64,328          66,172          63,723          64,535
FFO per Share--diluted (e)                       0.93            0.91            0.93            0.89            0.89
Cash Available for Distribution (f)            49,424          53,491          56,312          55,485          51,248
CAD per Share--diluted (f)                       0.69            0.76            0.79            0.78            0.71
Dividends Declared per Share                     0.62            0.62            0.61            0.61            0.61
FFO Payout Ratio--diluted (e)                   66.78%          68.20%          65.49%          68.30%          68.47%
CAD Payout Ratio--diluted (f)                   89.55%          82.02%          76.96%          78.45%          86.23%

PORTFOLIO SIZE:
Properties                                        267             269             269             268             267
Total Square Footage                       28,371,640      28,732,553      28,528,468      28,644,723      28,215,060
Sq. Ft. Leased at End of Period (g)              94.6%           95.1%           96.3%           96.4%           96.8%

----------------------------------------------------------------------------------------------------------------------

(a)   Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

                         SAME STORE RESULTS AND ANALYSIS
                             (DOLLARS IN THOUSANDS)


---------------------------------------------------------------------------------------------------------------
                                          FOR THE THREE MONTHS ENDED
                                                  DECEMBER 31,
                                              2001            2000            CHANGE      % CHANGE
---------------------------------------------------------------------------------------------------------------
Property Revenues                       $   132,706      $   132,196      $       510         0.4
Less: Straight-line rent adjustment           1,620            3,559           (1,939)      (54.5)
                                        ----------------------------------------------------------
Total Property Revenues                     131,086          128,637            2,449         1.9
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                            14,238           13,433              805         6.0
Utilities                                     9,260            9,404             (144)       (1.5)
Operating Services                           16,599           17,668           (1,069)       (6.1)
                                        ----------------------------------------------------------
Total Property Expenses:                     40,097           40,505             (408)       (1.0)

Net Operating Income                    $    90,989      $    88,132      $     2,857         3.2
                                        ==========================================================

Percentage Leased at
  Period End                                   94.6%            96.9%
                                        ============================

Total Properties:                               247

Total Square Footage:                    25,644,998


---------------------------------------------------------------------------------------------------------------
                                              FOR THE YEAR ENDED
                                                  DECEMBER 31,
                                              2001            2000            CHANGE      % CHANGE
---------------------------------------------------------------------------------------------------------------
Property Revenues                       $   509,565      $   501,333      $     8,232         1.6
Less: Straight-line rent adjustment           9,443           11,788           (2,345)      (19.9)
                                        ----------------------------------------------------------
Total Property Revenues                     500,122          489,545           10,577         2.2
  (excluding straight-line
  rent adjustment)

Real Estate Taxes                            54,231           53,294              937         1.8
Utilities                                    39,170           37,813            1,357         3.6
Operating Services                           59,706           61,109           (1,403)       (2.3)
                                        ----------------------------------------------------------
Total Property Expenses:                    153,107          152,216              891         0.6

Net Operating Income                    $   347,015      $   337,329      $     9,686         2.9
                                        ==========================================================

Percentage Leased at
  Period End                                   94.8%            97.2%
                                        ============================

Total Properties:                               240

Total Square Footage:                    24,602,442
---------------------------------------------------------------------------------------------------------------

                      UNCONSOLIDATED JOINT VENTURES SUMMARY
                             (DOLLARS IN THOUSANDS)

                   BREAKDOWN OF UNCONSOLIDATED JOINT VENTURES


---------------------------- ------------------------- ------------- ------------------- ------------- ----------- --------------
                                                                                                                     COMPANY'S
                                                        NUMBER OF                             PERCENT  SQUARE        EFFECTIVE
JOINT VENTURE NAME                   PROPERTY           BUILDINGS         LOCATION             LEASED     FEET       OWNERSHIP %
---------------------------- ------------------------- ------------- ------------------- ------------- ----------- --------------
OFFICE PROPERTIES:
American Financial Exchange
  L.L.C.                     Harborside Plaza 10 (a)        1        Jersey City, NJ           100.0%     575,000      50.0%
HPMC                         Lava Ridge                     3        Roseville, CA              95.6%     183,200      50.0%
HPMC                         Stadium Gateway (b)            1        Anaheim, CA                49.6%     261,554      32.5%
G&G Martco                   Convention Plaza               1        San Francisco, CA          99.8%     305,618      50.0%
Ashford Loop Associates, LP  1001 South Dairy Ashford       1        Houston, TX                50.9%     130,000      20.0%
Ashford Loop Associates, LP  2100 West Loop South           1        Houston, TX                69.4%     168,000      20.0%
HPMC                         Pacific Plaza Phase I (c)      1        Daly City, CA              50.7%     369,682      32.5%

OFFICE/FLEX PROPERTIES:
Ramland Realty Associates,
  L.L.C.                     One Ramland Road               1        Orangeburg, NY             72.0%     232,000      50.0%

MULTI-USE:
HPMC                         Pacific Plaza Phase II (d)     1        Daly City, CA             100.0%     100,740      32.5%
---------------------------- ------------------------- ------------- ------------------- ------------- ----------- --------------

(a) Property was being developed and not in service as of December 31, 2001. The joint venture also has a parking lot operation on adjacent land.
(b)   Property was being developed and not in service as of December 31, 2001.
(c) Property was placed in service in August 2001 and is currently in lease-up.
(d) Property consisting of a three-story theater and retail complex was being developed and not in service as of December 31, 2001.

                       JOINT VENTURE FINANCIAL INFORMATION

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2001 and December 31, 2000:


                                                                                                       DECEMBER 31, 2001
                                         ------------------------------------------------------------------------------------
                                                                                          AMERICAN
                                                                                G&G       FINANCIAL    RAMLAND      ASHFORD
                                            PRU-BETA 3          HPMC         MARTCO       EXCHANGE     REALTY         LOOP
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                      $     --     $      19,556     $  9,598      $ 81,070     $ 18,119     $ 37,358
   Other assets                                   732            20,267        2,178           120        4,822          829
-----------------------------------------------------------------------------------------------------------------------------
   Total assets                              $    732     $      39,823     $ 11,776      $ 81,190     $ 22,941     $ 38,187
=============================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable               $     --     $      13,976     $ 50,000      $     --     $ 15,974     $     --
   Other liabilities                               --               897        1,175         9,667           83          830
   Partners'/members' capital                     732            24,950      (39,399)       71,523        6,884       37,357
-----------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                $    732     $      39,823     $ 11,776      $ 81,190     $ 22,941     $ 38,187
=============================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                            $    350     $      24,545     $  2,795      $ 74,651     $  3,014     $  7,809
-----------------------------------------------------------------------------------------------------------------------------


                                            ------------------------------------------------

                                                           MC-SJP   HARBORSIDE     COMBINED
                                             ARCAP  MORRIS REALTY   SOUTH PIER        TOTAL
--------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                     $     --     $ 16,607      $ 63,236     $245,544
   Other assets                              595,937          107           100      625,092
--------------------------------------------------------------------------------------------
   Total assets                             $595,937     $ 16,714      $ 63,336     $870,636
============================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable              $324,819     $ 16,795      $ 34,107     $455,671
   Other liabilities                           3,736          103         2,927       19,418
   Partners'/members' capital                267,382         (184)       26,302      395,547
--------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital               $595,937     $ 16,714      $ 63,336     $870,636
============================================================================================
Company's net investment
   in unconsolidated
   joint ventures                           $ 17,897     $    183      $ 15,296     $146,540
--------------------------------------------------------------------------------------------


                                                                                                       DECEMBER 31, 2000
                                         ------------------------------------------------------------------------------------
                                                                                          AMERICAN
                                                                                G&G       FINANCIAL    RAMLAND      ASHFORD
                                            PRU-BETA 3          HPMC         MARTCO       EXCHANGE     REALTY         LOOP
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                      $ 20,810     $     78,119      $ 10,589      $ 12,546     $ 18,947     $ 37,665
   Other assets                                 2,737           27,082         2,508        11,851        4,755          849
-----------------------------------------------------------------------------------------------------------------------------
   Total assets                              $ 23,547     $    105,201      $ 13,097      $ 24,397     $ 23,702     $ 38,514
=============================================================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable               $     --     $     63,486      $ 50,000      $     --     $ 16,666     $     --
   Other liabilities                              160            5,035         1,368         9,400          522        1,005
   Partners'/members' capital                  23,387           36,680       (38,271)       14,997        6,514       37,509
-----------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                $ 23,547     $    105,201      $ 13,097      $ 24,397     $ 23,702     $ 38,514
=============================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                            $ 16,110     $     35,079      $  3,973      $ 15,809     $  2,782     $  7,874
-----------------------------------------------------------------------------------------------------------------------------


                                            ------------------------------------------------

                                                           MC-SJP   HARBORSIDE    COMBINED
                                             ARCAP  MORRIS REALTY   SOUTH PIER       TOTAL
--------------------------------------------------------------------------------------------
ASSETS:
   Rental property, net                     $     --     $     --      $     --     $178,676
   Other assets                              310,342           --            --      360,124
--------------------------------------------------------------------------------------------
   Total assets                             $310,342     $     --      $     --     $538,800
============================================================================================
LIABILITIES AND PARTNERS'/MEMBERS'
CAPITAL:
   Mortgages and loans payable              $129,562     $     --      $     --     $259,714
   Other liabilities                           3,750           --            --       21,240
   Partners'/members' capital                177,030           --            --      257,846
--------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital               $310,342     $     --      $     --     $538,800
============================================================================================
Company's net investment
   in unconsolidated
   joint ventures                           $ 19,811     $     --      $     --     $101,438
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          Mack-Cali Realty Corporation
  Supplemental Operating and Financial Data for the Quarter Ended December 31,
                                      2001

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three and twelve month periods ended December 31, 2001 and 2000:


                                                                                        THREE MONTHS ENDED DECEMBER 31, 2001
                                      ----------------------------------------------------------------------------------------------
                                                                                  AMERICAN
                                                                         G&G      FINANCIAL    RAMLAND      ASHFORD
                                       PRU-BETA 3        HPMC         MARTCO      EXCHANGE      REALTY         LOOP        ARCAP
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                            $ 7,637     $ 6,407       $  3,364       $ 160        $  847       $1,320     $  19,714
Operating and other expenses                 (147)     (1,110)          (987)        (10)         (286)        (545)      (24,744)
Depreciation and amortization                (109)     (1,974)          (393)        (10)         (305)        (259)           --
Interest expense                               --      (1,254)          (591)         --          (208)         --         (5,921)
------------------------------------------------------------------------------------------------------------------------------------
Net income                                $ 7,381     $ 2,069       $  1,393       $ 140        $   48       $  516     $ (10,951)
====================================================================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                         $    57     $ 2,200       $    540       $  35        $   24       $   93     $  (1,275)
------------------------------------------------------------------------------------------------------------------------------------


                                      -----------------------------------------------

                                                 MC-SJP     HARBORSIDE     COMBINED
                                          MORRIS REALTY     SOUTH PIER        TOTAL
-------------------------------------------------------------------------------------
Total revenues                                        --            --     $ 39,449
Operating and other expenses                          --            --      (27,829)
Depreciation and amortization                         --            --       (3,050)
Interest expense                                      --            --       (7,974)
-------------------------------------------------------------------------------------
Net income                                            --            --     $    596
=====================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                                     --            --     $  1,674
-------------------------------------------------------------------------------------


                                                                                        THREE MONTHS ENDED DECEMBER 31, 2000
                                      ----------------------------------------------------------------------------------------------
                                                                                 AMERICAN
                                                                         G&G     FINANCIAL      RAMLAND      ASHFORD
                                       PRU-BETA 3        HPMC         MARTCO      EXCHANGE       REALTY         LOOP         ARCAP
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                             $1,354     $ 3,063       $  2,721       $ 230       $ 1,081       $1,508     $   3,424
Operating and other expenses                 (409)     (1,541)          (869)        (32)         (160)        (844)         (892)
Depreciation and amortization                (308)     (3,753)          (386)       (778)         (241)        (225)           70
Interest expense                               --      (2,315)        (1,071)         --          (394)          --          (564)
------------------------------------------------------------------------------------------------------------------------------------
Net income                                  $ 637     $(4,546)      $    395       $(580)      $   286       $  439     $   2,038
====================================================================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                           $ 255     $ 2,519       $    (15)      $ 183       $    96       $  116     $     500
------------------------------------------------------------------------------------------------------------------------------------


                                      -----------------------------------------------

                                           MC-SJP MORRIS    HARBORSIDE     COMBINED
                                                  REALTY    SOUTH PIER        TOTAL
-------------------------------------------------------------------------------------
Total revenues                                        --            --     $ 13,381
Operating and other expenses                          --            --       (4,747)
Depreciation and amortization                         --            --       (5,621)
Interest expense                                      --            --       (4,344)
-------------------------------------------------------------------------------------
Net income                                            --            --     $ (1,331)
=====================================================================================
Company's equity in earnings of
   unconsolidated
   joint ventures                                     --            --       $3,654
-------------------------------------------------------------------------------------


                                                                                         YEAR ENDED DECEMBER 31, 2001
                                   -------------------------------------------------------------------------------------------------
                                                                                AMERICAN
                                                                       G&G     FINANCIAL      RAMLAND      ASHFORD
                                    PRU-BETA 3          HPMC        MARTCO      EXCHANGE       REALTY         LOOP         ARCAP
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                        $  11,337     $  22,826     $  12,515     $     543     $   3,718     $   5,685     $  64,791
Operating and other expenses             (1,322)       (2,839)       (3,558)          (63)       (1,191)       (2,594)      (32,200)
Depreciation and amortization              (992)       (3,530)       (1,557)          (39)       (1,031)         (957)           --
Interest expense                             --        (2,995)       (3,095)           --        (1,126)           --       (19,231)
------------------------------------------------------------------------------------------------------------------------------------

Net income                            $   9,023     $  13,462     $   4,305     $     441     $     370     $   2,134     $  13,360
====================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                     $     785     $   6,064     $   1,582     $    (322)    $     232     $     388     $     275
------------------------------------------------------------------------------------------------------------------------------------


                                   -----------------------------------------

                                      MC-SJP MORRIS   HARBORSIDE   COMBINED
                                             REALTY   SOUTH PIER      TOTAL
----------------------------------------------------------------------------
Total revenues                            $    --    $     --    $ 121,415
Operating and other expenses                   --          --      (43,767)
Depreciation and amortization                  --          --       (8,106)
Interest expense                               --          --      (26,447)
----------------------------------------------------------------------------

Net income                                $    --    $     --    $  43,095
============================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                         $    --    $     --    $   9,004
----------------------------------------------------------------------------

                                                                                            YEAR ENDED DECEMBER 31, 2000
                                      ----------------------------------------------------------------------------------------------
                                                                                AMERICAN
                                                                      G&G      FINANCIAL        RAMLAND        ASHFORD
                                   PRU-BETA 3         HPMC         MARTCO       EXCHANGE         REALTY           LOOP       ARCAP
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                     $  5,075       $  9,254       $ 10,785       $  1,009       $  4,011       $  5,776     $ 19,931
Operating and other expenses         (1,619)        (2,628)        (3,312)          (155)        (1,030)        (2,773)      (3,060)
Depreciation and amortization        (1,226)        (5,908)        (1,532)          (825)          (975)          (839)          --
Interest expense                         --         (4,535)        (4,060)            --         (1,547)            --       (5,045)
====================================================================================================================================

Net income                         $  2,230       $ (3,817)      $  1,881       $     29       $    459       $  2,164     $ 11,826
====================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                  $    935       $  3,248       $    483       $    735       $    180       $    474     $  2,000
------------------------------------------------------------------------------------------------------------------------------------


                                   -------------------------------------

                                   MC-SJP MORRIS  HARBORSIDE  COMBINED
                                          REALTY  SOUTH PIER     TOTAL
------------------------------------------------------------------------
Total revenues                           $ --      $ --      $ 55,841
Operating and other expenses               --        --       (14,577)
Depreciation and amortization              --        --       (11,305)
Interest expense                           --        --       (15,187)
========================================================================

Net income                               $ --      $ --      $ 14,772
========================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                        $ --      $ --      $  8,055
------------------------------------------------------------------------

                             SELECT FINANCIAL RATIOS


--------------------------------------------------------------------------------------------------------------------
RATIOS COMPUTED FOR INDUSTRY                    DECEMBER 31,
COMPARISONS:                              2001               2000
--------------------------------------------------------------------------------------------------------------------
FINANCIAL POSITION RATIOS:
Total Debt/ Total Book
   Capitalization
   (BOOK VALUE) (%)                       45.38%             44.29%

Total Debt/ Total Market
   Capitalization
   (MARKET VALUE) (%)                     43.56%             44.41%

Total Debt/ Total Undepreciated
   Assets (%)                             41.49%             40.85%

Secured Debt/ Total Undepreciated
   Assets (%)                             13.27%             12.08%

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                            THREE MONTHS ENDED                   YEAR ENDED
                                                DECEMBER 31,                     DECEMBER 31,
                                           2001               2000           2001         2000
--------------------------------------------------------------------------------------------------------------------
OPERATIONAL RATIOS:
Interest Coverage                           3.49               3.50          3.43                3.65
(FUNDS FROM OPERATIONS+INTEREST
    EXPENSE)/INTEREST EXPENSE (X)

Debt Service Coverage                       3.39               3.40          3.34                3.55
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE + PRINCIPAL AMORT.) (X)

Fixed Charge Coverage                       2.59               2.62          2.60                2.73
   (FUNDS FROM OPERATIONS +
   INTEREST EXPENSE)/(INTEREST
   EXPENSE + CAPITALIZED INTEREST+PREF.
   DIV. +PRIN. AMORT.+GROUND LEASE
   PAYMENTS)(X)

FFO Payout                                 66.78%             68.47%        67.18%              66.36%
   (DIVIDENDS DECLARED/FUNDS FROM
   OPERATIONS (%))

CAD Payout                                 89.55%             86.23%        81.50%              81.14%
   (DIVIDENDS DECLARED/ CASH
   AVAILABLE FOR DISTRIBUTION (%))

--------------------------------------------------------------------------------------------------------------------

                                  DEBT ANALYSIS
                            (AS OF DECEMBER 31, 2001)


                                 DEBT BREAKDOWN
                             (DOLLARS IN THOUSANDS)


------------------------------- --------------------- -------------------------- ------------------------ -----------------------
                                                                                    WEIGHTED AVERAGE           WEIGHTED AVERAGE
                                             BALANCE                 % OF TOTAL     INTEREST RATE (a)          MATURITY IN YEARS
------------------------------- --------------------- -------------------------- ------------------------ -----------------------
Fixed Rate Secured Debt                   $  511,629                     30.09%           7.11%                    3.67
Fixed Rate Unsecured Notes                 1,096,843                     64.52%           7.51%                    5.50
Variable Rate Secured Debt                    32,178                      1.89%           4.13%                    7.08
Variable Rate Unsecured Debt                  59,500                      3.50%           2.98%                    1.48
------------------------------- --------------------- -------------------------- ------------------------ -----------------------

TOTALS/WEIGHTED AVERAGE:                  $1,700,150                    100.00%           7.17%                    4.84
=============================== ===================== ========================== ======================== =======================


                                FUTURE REPAYMENTS
                             (DOLLARS IN THOUSANDS)


------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------
                                            SCHEDULED                 PRINCIPAL                     WEIGHTED AVERAGE INTEREST RATE
PERIOD                                   AMORTIZATION                MATURITIES             TOTAL      OF FUTURE REPAYMENTS (a)
------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------
2002                                          $ 3,996                $       --        $    3,996               7.72%
2003                                            4,145                   251,594           255,739               6.31%
2004                                            2,922                   309,863           312,785               7.34%
2005                                            2,066                   253,178           255,244               7.13%
2006                                              222                   220,000           220,222               7.06%
Thereafter                                         58                   656,542           656,600               7.41%
------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------
Sub-total                                      13,409                 1,691,177         1,704,586               7.17%
Adjustment for unamortized
   debt discount/premium, net,
   as of December 31, 2001                     (4,436)                       --            (4,436)                --
------------------------------- ---------------------- ------------------------- ----------------- ---------------------------------

TOTALS/WEIGHTED AVERAGE:                      $ 8,973                $1,691,177        $1,700,150               7.17%
=============================== ====================== ========================= ================= =================================

(a) Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of December 31, 2001 of 2.64 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

                                 DEBT MATURITIES
                             (DOLLARS IN THOUSANDS)


------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
                                 2002         2003         2004         2005          2006         2007         2008         2009
------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
SECURED DEBT:
Mack-Cali Willowbrook                      $ 6,811
400 Chestnut Ridge                                      $ 9,863
Mack-Cali Centre VI                                                 $ 35,000
Prudential Portfolio                                                 150,000
Mack-Cali
  Bridgewater I                                                       23,000
Mack-Cali
  Woodbridge II                                                       17,500
Mack-Cali Short Hills                                                 22,089
500 West Putnam Ave                                                    5,589
Harborside Financial
   Center- Plaza 1                                                                 $75,358
Harborside Financial
   Center- Plazas 2 & 3                                                            144,642
Mack-Cali Airport                                                                                $9,364
Kemble Plaza I                                                                                                            $32,178
------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
TOTAL SECURED DEBT:                --      $ 6,811      $ 9,863     $253,178      $220,000       $9,364           --      $32,178
========================= ============ ============ ============ ============ ============= ============ ============ ============

UNSECURED DEBT:
Unsecured credit facility                  $59,500
  7.180% unsecured notes
   due 12/03                               185,283
  7.000% unsecured notes
   due 3/04                                            $300,000
  7.250% unsecured notes
   due 3/09                                                                                                              $300,000
  7.835% unsecured notes
   due 12/10
  7.750% unsecured notes
   due 2/11
------------------------- ------------ ------------ ------------ ------------ ------------- ------------ ------------ ------------
TOTAL UNSECURED DEBT:              --     $244,783     $300,000           --            --           --           --     $300,000
========================= ============ ============ ============ ============ ============= ============ ============ ============

========================= ============ ============ ============ ============ ============= ============ ============ ============
TOTAL DEBT:                        --     $251,594     $309,863     $253,178      $220,000       $9,364           --     $332,178
========================= ============ ============ ============ ============ ============= ============ ============ ============


------------------------- ----------- ------------ -------------
                                2010         2011        TOTALS
------------------------- ----------- ------------ -------------
SECURED DEBT:
Mack-Cali Willowbrook                                   $ 6,811
400 Chestnut Ridge                                        9,863
Mack-Cali Centre VI                                      35,000
Prudential Portfolio                                    150,000
Mack-Cali
  Bridgewater I                                          23,000
Mack-Cali
  Woodbridge II                                          17,500
Mack-Cali Short Hills                                    22,089
500 West Putnam Ave                                       5,589
Harborside Financial
   Center- Plaza 1                                       75,358
Harborside Financial
   Center- Plazas 2 & 3                                 144,642
Mack-Cali Airport                                         9,364
Kemble Plaza I                                           32,178
------------------------- ----------- ------------ -------------
TOTAL SECURED DEBT:               --           --    $  531,394
========================= =========== ============ =============

UNSECURED DEBT:
Unsecured credit facility                            $   59,500
  7.180% unsecured notes
   due 12/03                                            185,283
  7.000% unsecured notes
   due 3/04                                             300,000
  7.250% unsecured notes
   due 3/09                                             300,000
  7.835% unsecured notes
   due 12/10                 $15,000                     15,000
  7.750% unsecured notes
   due 2/11                              $300,000       300,000
------------------------- ----------- ------------ -------------
TOTAL UNSECURED DEBT:        $15,000     $300,000    $1,159,783
========================= =========== ============ =============

========================= =========== ============ =============
TOTAL DEBT:                  $15,000     $300,000    $1,691,177
========================= =========== ============ =============

                                   DEBT DETAIL
                             (DOLLARS IN THOUSANDS)


                                                                   EFFECTIVE            PRINCIPAL BALANCE AT
                                                                   INTEREST         DECEMBER 31,     DECEMBER 31,      DATE OF
PROPERTY NAME                    LENDER                             RATE               2001             2000           MATURITY
-------------------------------------------------------------------------------------------------------------------------------
SENIOR UNSECURED NOTES: (a)
7.180% Senior Unsecured Notes    public debt                       7.230%          $  185,283       $  185,283        12/31/03
7.000% Senior Unsecured Notes    public debt                       7.270%             299,824          299,744        03/15/04
7.250% Senior Unsecured Notes    public debt                       7.490%             298,307          298,072        03/15/09
7.835% Senior Unsecured Notes    public debt                       7.950%              15,000           15,000        12/15/10
7.750% Senior Unsecured Notes    public debt                       7.930%             298,429               --        02/15/11
------------------------------------------------------------------------------------------------------------------------------
TOTAL SENIOR UNSECURED NOTES:                                                      $1,096,843       $  798,099
------------------------------------------------------------------------------------------------------------------------------

REVOLVING CREDIT FACILITIES:
2000 Unsecured facility (b)      22 lenders               LIBOR+  80 BASIS POINTS  $   59,500       $  348,840        06/22/03
------------------------------------------------------------------------------------------------------------------------------
TOTAL REVOLVING CREDIT FACILITIES:                                                 $   59,500       $  348,840
------------------------------------------------------------------------------------------------------------------------------

PROPERTY MORTGAGES:
101 & 225 Executive Drive        Sun Life Assurance Co.            6.270%          $       --       $    2,198        06/01/01
Mack-Cali Morris Plains          Corestates Bank                   7.510%                  --            2,169        12/31/01
Mack-Cali Willowbrook            CIGNA                             8.670%               8,598            9,460        10/01/03
400 Chestnut Ridge               Prudential Insurance Co.          9.440%              12,646           13,588        07/01/04
Mack-Cali Centre VI              Principal Life Insurance Co.      6.865%              35,000           35,000        04/01/05
Various (c)                      Prudential Insurance Co.          7.100%             150,000          150,000        05/15/05
Mack-Cali Bridgewater I          New York Life Ins. Co.            7.000%              23,000           23,000        09/10/05
Mack-Cali Woodbridge II          New York Life Ins. Co.            7.500%              17,500           17,500        09/10/05
Mack-Cali Short Hills            Prudential Insurance Co.          7.740%              25,218           25,911        10/01/05
500 West Putnam Avenue           New York Life Ins. Co.            6.520%               9,273           10,069        10/10/05
Harborside - Plaza 1             U.S. West Pension Trust           5.610%              57,978           54,370        01/01/06
Harborside - Plazas 2 and 3      Northwestern/Principal            7.363%             162,022           95,630        01/01/06
Mack-Cali Airport                Allstate Life Insurance Co.       7.050%              10,394           10,500        04/01/07
Kemble Plaza I                   Mitsubishi TR & BK Co.      LIBOR+0.650%              32,178           32,178        01/31/09
------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY MORTGAGES:                                                          $  543,807       $  481,573
------------------------------------------------------------------------------------------------------------------------------

TOTAL DEBT:                                                                        $1,700,150       $1,628,512
==============================================================================================================================

(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)   Total borrowing capacity under this facility is $800.0 million.
(c) The Company has the option to convert the mortgage loan, which is secured by 12 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

                            III. FINANCIAL STATEMENTS

                            III. FINANCIAL STATEMENTS

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


============================================================================================================================

                                                                         THREE MONTHS ENDED                  YEAR ENDED
                                                                             DECEMBER 31,                   DECEMBER 31,
REVENUES                                                                2001             2000           2001           2000
----------------------------------------------------------------------------------------------------------------------------
Base rents                                                           $ 124,973      $ 123,923      $ 506,557      $ 491,193
Escalations and recoveries from tenants                                 13,947         13,430         56,083         58,488
Parking and other                                                        2,502          2,341         10,518         15,325
Equity in earnings of unconsolidated joint ventures                      1,674          3,654          9,004          8,055
Interest income                                                            416            555          2,186          3,092
----------------------------------------------------------------------------------------------------------------------------
     Total revenues                                                    143,512        143,903        584,348        576,153
----------------------------------------------------------------------------------------------------------------------------

EXPENSES
----------------------------------------------------------------------------------------------------------------------------
Real estate taxes                                                       15,206         14,231         62,015         59,400
Utilities                                                                9,720         10,038         43,892         42,035
Operating services                                                      16,878         19,292         68,779         70,711
General and administrative                                               6,857          6,543         28,490         23,276
Depreciation and amortization                                           23,507         23,641         91,471         92,088
Interest expense                                                        27,311         26,271        112,003        105,394
----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                     99,479        100,016        406,650        392,904
----------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interests                        44,033         43,887        177,698        183,249
Minority interest in partially-owned properties                             --             --             --         (5,072)
----------------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in Operating            44,033         43,887        177,698        178,177
Partnership
Minority interest in Operating Partnership (a)                          (8,876)        (8,735)       (35,636)       (35,181)
----------------------------------------------------------------------------------------------------------------------------
Income from operations                                                  35,157         35,152        142,062        142,996
Non-recurring charges (b)                                                   --             --             --        (32,666)
Realized gains (losses) and unrealized losses on disposition of rental
property, net (c)                                                       (1,918)          (749)       (10,403)        75,008
----------------------------------------------------------------------------------------------------------------------------

Net income                                                           $  33,239      $  34,403      $ 131,659      $ 185,338
===========================================================================================================================

PER SHARE DATA:
Income from operations-basic                                         $    0.62      $    0.61      $    2.51      $    2.45
Net income-basic                                                     $    0.59      $    0.60      $    2.33      $    3.18
----------------------------------------------------------------------------------------------------------------------------
Income from operations-diluted                                       $    0.62      $    0.61      $    2.50      $    2.44
Net income-diluted                                                   $    0.58      $    0.59      $    2.32      $    3.10
----------------------------------------------------------------------------------------------------------------------------

Dividends declared per common share                                  $    0.62      $    0.61      $    2.46      $    2.38
----------------------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                               56,703         57,788         56,538         58,338

Diluted weighted average shares outstanding                             65,024         66,013         64,775         73,070
----------------------------------------------------------------------------------------------------------------------------

(a) Excludes effect of minority interest's share of non-recurring charges and realized gains (losses) and unrealized losses on disposition of rental property.
(b) Net of minority interest's share of $4,473 for the year ended December 31, 2000.
(c) Net of minority interest's share of $269 and $103 for the three months ended December 31, 2001 and 2000, respectively, and $1,461 and $10,345 for the year ended December 31, 2001 and 2000, respectively.

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


=================================================================================================================

                                                                                              DECEMBER 31,
ASSETS                                                                                  2001               2000
-----------------------------------------------------------------------------------------------------------------
Rental property
     Land and leasehold interests                                                    $   479,358      $   542,841
     Buildings and improvements                                                        2,751,453        2,934,383
     Tenant improvements                                                                 140,071          106,208
     Furniture, fixtures and equipment                                                     7,189            6,445
-----------------------------------------------------------------------------------------------------------------
                                                                                       3,378,071        3,589,877
Less - accumulated depreciation and amortization                                        (350,705)        (302,932)
-----------------------------------------------------------------------------------------------------------------
                                                                                       3,027,366        3,286,945
Rental property held for sale, net                                                       384,626          107,458
-----------------------------------------------------------------------------------------------------------------
        Net investment in rental property                                              3,411,992        3,394,403
Cash and cash equivalents                                                                 12,835           13,179
Investments in unconsolidated joint ventures                                             146,540          101,438
Unbilled rents receivable, net                                                            60,829           50,499
Deferred charges and other assets, net                                                   101,499          102,655
Restricted cash                                                                            7,914            6,557
Accounts receivable, net of allowance for doubtful accounts
     of $752 and $552                                                                      5,161            8,246
-----------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                         $ 3,746,770      $ 3,676,977
=================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------
Senior unsecured notes                                                               $ 1,096,843      $   798,099
Revolving credit facilities                                                               59,500          348,840
Mortgages and loans payable                                                              543,807          481,573
Dividends and distributions payable                                                       44,069           43,496
Accounts payable and accrued expenses                                                     64,620           53,608
Rents received in advance and security deposits                                           33,512           31,146
Accrued interest payable                                                                  25,587           17,477
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                 1,867,938        1,774,239
-----------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Operating Partnership                                                                    446,244          447,523
Partially-owned properties                                                                    --            1,925
-----------------------------------------------------------------------------------------------------------------
     Total minority interests                                                            446,244          449,448
-----------------------------------------------------------------------------------------------------------------

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, 5,000,000 shares authorized, none issued                                     --               --
Common stock, $0.01 par value, 190,000,000 shares authorized,
     56,712,270 and 56,980,893 shares outstanding                                            567              570
Additional paid-in capital                                                             1,501,623        1,513,037
Dividends in excess of net earnings                                                      (64,906)         (57,149)
Unamortized stock compensation                                                            (4,696)          (3,168)
-----------------------------------------------------------------------------------------------------------------
     Total stockholders' equity                                                        1,432,588        1,453,290
-----------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $ 3,746,770      $ 3,676,977
=================================================================================================================

                  MACK-CALI REALTY CORPORATION AND SUBSIDIARIES
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)


====================================================================================================================================

                                                                            ADDITIONAL     DIVIDENDS IN   UNAMORTIZED         TOTAL
                                                    COMMON STOCK               PAID-IN        EXCESS OF         STOCK  STOCKHOLDERS'
                                                 SHARES      PAR VALUE         CAPITAL     NET EARNINGS  COMPENSATION        EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000                      56,981           $570    $ 1,513,037       $(57,149)       $(3,168)   $ 1,453,290
   Net income                                         --             --             --        131,659             --        131,659
   Dividends                                          --             --             --       (139,416)            --       (139,416)
   Redemption of common units for
    shares of common stock                             9             --            239             --             --            239
   Proceeds from stock options exercised             904              9         20,666             --             --         20,675
   Deferred compensation plan for directors           --             --            156             --             --            156
   Issuance of Restricted Stock Awards                95              1          2,567             --         (2,527)            41
   Amortization of stock compensation                 --             --             --             --          1,356          1,356
   Adjustment to fair value of restricted stock       --             --            557             --           (557)            --
   Cancellation of Restricted Stock Awards            (7)            --           (200)            --            200             --
   Repurchase of common stock                     (1,270)           (13)       (35,399)            --             --        (35,412)
------------------------------------------------------------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 2001                      56,712           $567    $ 1,501,623       $(64,906)       $(4,696)   $ 1,432,588
====================================================================================================================================

                     STATEMENTS OF FUNDS FROM OPERATIONS AND
                         CASH AVAILABLE FOR DISTRIBUTION
                  (IN THOUSANDS, EXCEPT PER SHARE/UNIT AMOUNTS)


                                                                    THREE MONTHS ENDED                YEAR ENDED
                                                                        DECEMBER 31,                  DECEMBER 31,
=======================================================================================================================
                                                                  2001            2000            2001           2000
-----------------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in
      Operating Partnership                                  $  44,033       $  43,887       $ 177,698       $ 178,177
    Add: Real estate depreciation and amortization (a)          23,948          24,178          94,198          94,250
             Gain on sale of land                                   --              --              --           2,248
    Deduct: Adj. to rental income for straight-lining
                of rents (b)                                    (1,707)         (3,530)        (11,399)        (12,604)
-----------------------------------------------------------------------------------------------------------------------
Funds from operations (c), after adjustment for
   straight-lining of rents and non-recurring charges        $  66,274       $  64,535       $ 260,497       $ 262,071
-----------------------------------------------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                       (2,125)         (1,378)         (5,977)         (5,472)
     Tenant improvements and leasing commissions               (14,725)        (11,909)        (39,808)        (42,278)
-----------------------------------------------------------------------------------------------------------------------
Cash available for distribution                              $  49,424       $  51,248       $ 214,712       $ 214,321
=======================================================================================================================

Basic weighted average shares/units outstanding (d)             64,658          65,772          64,495          66,392
Diluted weighted average shares/units outstanding (e)           71,383          72,440          71,134          73,070

PER SHARE/UNIT - BASIC(F):
     Funds from operations                                   $    0.96       $    0.92       $    3.80       $    3.71
     Cash available for distribution                         $    0.70       $    0.72       $    3.09       $    3.00

PER SHARE/UNIT - DILUTED:
     Funds from operations                                   $    0.93       $    0.89       $    3.66       $    3.59
     Cash available for distribution                         $    0.69       $    0.70       $    3.02       $    2.93

Dividend per common share                                    $    0.62       $    0.61       $    2.46       $    2.38

DIVIDEND PAYOUT RATIOS:
     Funds from operations-diluted                               66.78%          68.47%          67.18%          66.36%
     Cash available for distribution-diluted                     89.55%          86.23%          81.50%          81.14%

=======================================================================================================================

(a) Includes the Company's share from unconsolidated joint ventures of $661 and $724 for the three months ended December 31, 2001 and 2000, respectively, and $3,567 and $2,928 for the year ended December 31, 2001 and 2000, respectively.
(b) Includes the Company's share from unconsolidated joint ventures of $19 and $6 for the three months ended December 31, 2001 and 2000, respectively, and $83 and $24 for the year ended December 31, 2001 and 2000, respectively.
(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999.
(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,943 and $3,879 for the three months ended December 31, 2001 and 2000, respectively, and $15,644 and $15,441 for the year ended December 31, 2001 and 2000, respectively.

                 RECONCILIATION OF BASIC-TO-DILUTED SHARES/UNITS
                                 (IN THOUSANDS)

The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:


------------------------------------------------------------------------------------------------------------
                                                                      THREE MONTHS ENDED        YEAR ENDED
                                                                          DECEMBER 31,          DECEMBER 31,
                                                                       2001       2000       2001       2000
------------------------------------------------------------------------------------------------------------
Basic weighted average shares outstanding:                           56,703     57,788     56,538     58,338
Add: Weighted average common units                                    7,955      7,984      7,957      8,054
------------------------------------------------------------------------------------------------------------
Basic weighted average shares/units:                                 64,658     65,772     64,495     66,392
Add: Weighted average preferred units
             (after conversion to common units)                       6,359      6,427      6,359      6,485
             Stock options                                              325        222        270        188
             Restricted Stock Awards                                     41         19         10          5
------------------------------------------------------------------------------------------------------------

Diluted weighted average shares/units outstanding:                   71,383     72,440     71,134     73,070
============================================================================================================

                           IV. VALUE CREATION PIPELINE

                           IV. VALUE CREATION PIPELINE

                         OPERATING PROPERTY ACQUISITIONS
                             (DOLLARS IN THOUSANDS)


                                                 FOR THE YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                     # OF      RENTABLE    INVESTMENT BY
   DATE      PROPERTY/PORTFOLIO NAME                 LOCATION                                  BLDGS.    SQUARE FEET   COMPANY (a)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
04/06/01     4 & 6 Campus Drive                      Parsippany, Morris County, NJ                2         295,766        $48,404
11/06/01     9 Campus Drive (b)                      Parsippany, Morris County, NJ                1         156,495         15,073
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                               3         452,261        $63,477
------------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
02/14/01     31 & 41 Twosome Drive (c)(d)            Moorestown, Burlington County, NJ            2         127,250       $  7,155
04/27/01     1245 & 1247 N. Church Street,
             2 Twosome Drive (c)(d)                  Moorestown, Burlington County, NJ            3         154,200         11,083
08/03/01     5 & 6 Skyline Drive                     Hawthorne, Westchester County, NY            2         168,177         14,846
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                          7         449,627        $33,084
------------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                           10         901,888        $96,561
====================================================================================================================================


                                                FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
ACQUISITION                                                                                     # OF      RENTABLE    INVESTMENT BY
     DATE          PROPERTY/PORTFOLIO NAME           LOCATION                                  BLDGS.    SQUARE FEET   COMPANY (e)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
05/23/00     555 & 565 Taxter Road                   Elmsford, Westchester County, NY             2         341,108       $ 42,980
06/14/00     Four Gatehall Drive                     Parsippany, Morris County, NJ                1         248,480         42,381
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE PROPERTY ACQUISITIONS:                                                               3         589,588       $ 85,361
------------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX
03/24/00     Two Executive Drive (c)(d)              Moorestown, Burlington County, NJ            1          60,800       $  4,007
07/14/00     915 North Lenola Road (c)(d)            Moorestown, Burlington County, NJ            1          52,488          2,542
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OFFICE/FLEX PROPERTY ACQUISITIONS:                                                          2         113,288       $  6,549
------------------------------------------------------------------------------------------------------------------------------------

TOTAL OPERATING PROPERTY ACQUISITIONS:                                                            5         702,876       $ 91,910
====================================================================================================================================

SEE FOOTNOTES TO THE ABOVE SCHEDULES ON PAGE 30.

                          PROPERTIES PLACED IN SERVICE
                             (DOLLARS IN THOUSANDS)


                                                FOR THE YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                     # OF       RENTABLE    INVESTMENT BY
 IN SERVICE  PROPERTY/PORTFOLIO NAME                 LOCATION                                  BLDGS.     SQUARE FEET    COMPANY (f)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
01/15/01     105 Eisenhower Parkway                  Roseland, Essex County, NJ                   1         220,000        $47,328
03/01/01     8181 East Tufts Avenue                  Denver, Denver County, CO                    1         185,254         34,993
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                               2         405,254        $82,321
====================================================================================================================================


                                                FOR THE YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
DATE PLACED                                                                                     # OF       RENTABLE    INVESTMENT BY
 IN SERVICE  PROPERTY/PORTFOLIO NAME                 LOCATION                                  BLDGS.     SQUARE FEET    COMPANY (f)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
9/01/00      Harborside Plaza 4-A (g)                Jersey City, Hudson County, NJ               1         207,670        $61,459
9/15/00      Liberty Corner Corp. Center             Bernards Township, Somerset County, NJ       1         132,010         17,430
------------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTIES PLACED IN SERVICE:                                                               2         339,680        $78,889
====================================================================================================================================

(a) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities.
(b) The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture. Investment by Company represents the net cost of acquiring the remaining interest.
(c) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves and draws on the Company's credit facilities.
(d) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(e) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(f) Unless otherwise noted, development costs were funded primarily through draws on the Company's credit facilities.
(g)   Project includes seven-story, 1,100-car parking garage.

                          ACQUISITION PROPERTY PROFILE


============================================================================================================

------------------------------------------------------------------------------------------------------------
PROPERTY NAME:             9 Campus Drive

PRODUCT TYPE:              Office Building

LOCATION:                  Parsippany, Morris County, New Jersey

DESCRIPTION:               Class A, three-story office building

SIZE:                      156,495 square feet

YEAR CONSTRUCTED:          1983

CLOSING DATE:              November 6, 2001

ACQUISITION COST:          $15.1 million (represents the net cost to the Company)(a)

FUNDING SOURCE:            Proceeds from sale of office property

PERCENTAGE LEASED:         94.5%

NUMBER OF TENANTS:         9

SIGNIFICANT TENANTS:       GAB Business Services, Inc. (99,227 square feet)

                           Remedy Corporation (10,857 square feet)

                           Warner-Lambert Company (9,839 square feet)

------------------------------------------------------------------------------------------------------------

(a) The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture.

                        SUMMARY OF CONSTRUCTION PROJECTS
                             (DOLLARS IN THOUSANDS)


---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------

                                                            ESTIMATED                             COSTS
                                                            PLACED IN    NUMBER                  INCURRED        TOTAL
                                                             SERVICE       OF       SQUARE       THROUGH     ESTIMATED   CURRENT
          PROJECT            LOCATION       TYPE OF SPACE      DATE     BUILDINGS    FEET        12/31/01        COSTS   % LEASED
---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------
MAJORITY OWNED:
125 Clearbrook Road          Elmsford, NY   Office/Flex      2002-2Q        1         33,000     $  2,056      $  5,200     100.0%
Harborside Plaza 5           Jersey City,   Office           2002-4Q        1        980,000      113,287       260,000      55.3%
                             NJ
---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------
SUB-TOTAL:                                                                  2      1,013,000     $115,343      $265,200      56.8%
---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------

UNCONSOLIDATED JOINT
VENTURES:
Stadium Gateway (a)          Anaheim, CA    Office           2002-2Q        1        261,554     $  2,680      $  2,680      49.6%
Pacific Plaza Phase II (b)   Daly City, CA  Retail/Theater   2002-2Q        1        100,740        2,366         2,366     100.0%
Hyatt Regency South Pier (c) Jersey City,   Hotel            2002-3Q        1        280,000       15,297        18,000        n/a
                             NJ
Harborside Plaza 10 (d)      Jersey City,   Office           2002-4Q        1        575,000       74,034       145,000     100.0%
                             NJ
SUB-TOTAL:                                                                  4      1,217,294     $ 94,377      $168,046      85.9%
---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------

GRAND TOTAL:                                                                6      2,230,294     $209,720      $433,246      72.7%
---------------------------- -------------- --------------- ----------- ---------- ---------- ------------ ------------- ----------

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $31.0 million.
(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $95.0 million.
(d) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $145.0 million.


                  SUMMARY OF DEVELOPMENT PROPERTIES IN LEASE-UP
                             (DOLLARS IN THOUSANDS)


------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------

                                                             PLACED                                 COSTS
                                                               IN        NUMBER                  INCURRED         TOTAL
                                              TYPE OF       SERVICE        OF       SQUARE        THROUGH     ESTIMATED   CURRENT
           PROJECT             LOCATION       SPACE           DATE      BUILDINGS    FEET        12/31/01         COSTS  % LEASED
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------
MAJORITY OWNED:
105 Eisenhower Parkway         Roseland, NJ   Office         01/15/01       1        220,000      $47,328       $52,000      64.0%
8181 East Tufts Avenue         Denver, CO     Office         03/01/01       1        185,254       34,993        36,800      77.2%
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------
SUB-TOTAL:                                                                  2        405,254      $82,321       $88,800      70.0%
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------

UNCONSOLIDATED JOINT
VENTURES:
Pacific Plaza Phase I (a)      Daly City, CA  Office         08/20/01       1        369,682       $6,822        $6,822      50.7%
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------
SUB-TOTAL:                                                                  1        369,682       $6,822        $6,822      50.7%
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------

GRAND TOTAL:                                                                3        774,936      $89,143       $95,622      60.8%
------------------------------ -------------- ------------- ----------- ---------- ---------- ------------ ------------- ----------

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $89.4 million.

                             SUMMARY OF LAND PARCELS


------------------------------------- ---------------------- ---------- -------- --------------- -----------------------
                                                                                  DEVELOPMENT
                                                                                   POTENTIAL
SITE                                       TOWN/ CITY          STATE     ACRES     (SQ. FT.)         TYPE OF SPACE
------------------------------------- ---------------------- ---------- -------- --------------- -----------------------
Horizon Center                              Hamilton            NJ         50.0         575,000    Office/Flex/Retail
American Financial Exchange (a)            Jersey City          NJ          3.6       1,225,000          Office
Harborside Financial Center (b)            Jersey City          NJ          6.5       3,113,500          Office
Mack-Cali Business Campus (c)         Parsippany & Hanover      NJ        110.0       1,350,000          Office
Morris V and VI (a)                        Parsippany           NJ         47.5         645,000          Office
Commercenter                                 Totowa             NJ          5.8          30,000       Office/Flex
Princeton Metro (c)                       West Windsor          NJ         10.0          97,000          Office
Princeton Overlook II                     West Windsor          NJ         10.0         149,500          Office
Cross Westchester Executive
   Park                                     Elmsford            NY          5.0          60,000       Office/Flex
Elmsford Distribution Center (d)            Elmsford            NY         14.5         100,000        Warehouse
Mid-Westchester Executive Park (d)          Hawthorne           NY          8.0          73,000       Office/Flex
One Ramland Road (a)                       Orangeburg           NY         20.0         100,000       Office/Flex
South Westchester Executive
   Park (d)                                  Yonkers            NY         60.0         500,000       Office/Flex
Airport Business Center                      Lester             PA         12.6         135,000          Office
Eastpoint II                                 Lanham             MD          4.8         122,000       Office/Hotel
Tri West Plaza II (d)                        Dallas             TX          4.5         500,000          Office
Hilltop Business Center (e)                 Littleton           CO          7.1         128,000          Office
Pacific Plaza Phase III (f)                 Daly City           CA          2.5         270,000          Office
------------------------------------- ---------------------- ---------- -------- --------------- -----------------------

TOTALS                                                                    382.4       9,173,000
===================================== ====================== ========== ======== =============== =======================

(a)   Land owned by joint venture in which Mack-Cali is an equity partner.
(b)   In addition, there are 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)   Mack-Cali holds an option to purchase this land.
(e)   Land is currently held for sale.
(f) Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

                              RENTAL PROPERTY SALES
                             (DOLLARS IN THOUSANDS)


                                               FOR THE YEAR ENDED DECEMBER 31, 2001

--------------- -------------------------- ------------------------------ -------- ---------- ----------- -------------- -----------
                                                                                   RENTABLE
SALE                                                                       # OF    SQUARE      NET SALES       NET BOOK    REALIZED
DATE            PROPERTY NAME              LOCATION                       BLDGS.     FEET       PROCEEDS        VALUE    GAIN/(LOSS)
--------------- -------------------------- ------------------------------ -------- ---------- ----------- -------------- -----------
OFFICE:
06/01/01        1777 N.E. Loop 410         San Antonio, Bexar County, TX     1       256,137     $21,313        $16,703      $4,610
06/15/01        14511 Falling Creek        Houston, Harris County, TX        1        70,999       2,982          2,458         524
07/17/01        8214 Westchester           Dallas, Dallas County, TX         1        95,509       8,966          8,465         501
08/01/01        2600 Westown Parkway       West Des Moines, Polk             1        72,265       5,165          5,570        (405)
                                           County, IA
09/26/01        1709 New York Avenue, NW   Washington, DC                    1       166,000      65,151         50,640      14,511
11/14/01        200 Concord Plaza Drive    San Antonio, Bexar County, TX     1       248,700      30,927         32,609      (1,682)
12/21/01        5225 Katy Freeway          Houston, Harris County, TX        1       112,213       6,887          7,393        (506)

RESIDENTIAL:
06/21/01        Tenby Chase Apartments     Delran, Burlington County, NJ     1     327 units      19,336          2,399      16,937

OTHER:
04/03/01        North Pier-Harborside (a)  Jersey City, Hudson County,      --           n/a       3,357          2,918         439
                                           NJ
------------------------------------------------------------------------- -------- ---------- ----------- -------------- -----------

TOTAL PROPERTY SALES:                                                        8     1,021,823    $164,084       $129,155     $34,929
========================================================================= ======== ========== =========== ============== ===========


                                               FOR THE YEAR ENDED DECEMBER 31, 2000

------------ ------------------------- --------------------------- ---------- ------------- ------------- -------------- -----------
SALE                                                                 # OF       RENTABLE       NET SALES       NET BOOK    REALIZED
DATE         PROPERTY NAME             LOCATION                     BLDGS.    SQUARE FEET       PROCEEDS        VALUE    GAIN/(LOSS)
------------ ------------------------- --------------------------- ---------- ------------- ------------- -------------- -----------
LAND:
02/25/00     Horizon Center Land       Hamilton Township, Mercer      --        39.1 acres    $    4,180       $  1,932     $ 2,248
                                       County, NJ
OFFICE:
04/17/00     95 Christopher Columbus   Jersey City, Hudson             1           621,900       148,222         80,583      67,639
             Dr.                       County, NJ
04/20/00     6900 IH-40 West           Amarillo, Potter County,        1            71,771         1,467          1,727        (260)
                                       TX
06/09/00     412 Mt. Kemble Avenue     Morris Twp., Morris             1           475,100        81,981         75,439       6,542
                                       County, NJ
09/21/00     Cielo Center              Austin, Travis County, TX       1           270,703        45,785         35,749      10,036
11/15/00     210 South 16th Street (b) Omaha, Douglas County, NE       1           319,535        11,976         12,828        (852)
------------------------------------------------------------------ ---------- ------------- ------------- -------------- -----------

TOTAL PROPERTY SALES:                                                  5         1,759,009      $293,611       $208,258     $85,353
================================================================== ========== ============= ============= ============== ===========

(a) In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note scheduled to mature in 2002.
(b) In connection with the sale of the Omaha, Nebraska property, the Company provided to the purchaser an $8,750 mortgage loan bearing interest payable monthly at an annual rate of 9.50 percent. The loan is secured by the Omaha, Nebraska property and will mature on November 14, 2003.

                        V. PORTFOLIO/ LEASING STATISTICS

                        V. PORTFOLIO/ LEASING STATISTICS

                               LEASING STATISTICS
                 (FOR THE THREE MONTHS ENDED DECEMBER 31, 2001)

                      CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                             SUMMARY OF SPACE LEASED


====================================================================================================================================
                                                                LEASING ACTIVITY
                                               LEASED
                                  SQ. FT.      SQ. FT.     EXPIRING/                    NET           SQ. FT.       PCT.      PCT.
                                   LEASED    ACQUIRED/    ADJUSTMENT     INCOMING      LEASING        LEASED      LEASED    LEASED
REGION/MARKET                     9/30/01     SOLD (b)   SQ. FT. (c)      SQ. FT.      ACTIVITY      12/31/01    12/31/01   9/30/01
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                    9,232,047      147,842      (491,235)      491,917          682     9,380,571      95.9%    95.9%
  Central NJ                     2,713,534           --      (139,530)       55,942      (83,588)    2,629,946      94.6%    97.6%
  Westchester Co., NY            4,576,616           --      (145,843)      139,467       (6,376)    4,570,240      97.6%    97.7%
  Sub. Philadelphia              2,829,178           --      (169,262)      160,372       (8,890)    2,820,288      91.8%    92.1%
  Fairfield, CT                    649,363           --       (11,439)       11,439           --       649,363      96.5%    96.5%
  Washington, DC/MD                445,683           --          (984)           --         (984)      444,699      98.7%    98.9%
  Rockland Co/Long Island, NY      583,639           --        (3,921)        2,790       (1,131)      582,508      98.5%    98.7%
                               -----------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                 21,030,060      147,842      (962,214)      861,927     (100,287)   21,077,615      95.7%    96.1%
                               -----------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER
  Texas                          1,914,439     (323,716)     (148,946)      118,493      (30,453)    1,560,270      82.5%    85.0%
  Colorado                       1,383,711           --       (84,374)       69,389      (14,985)    1,368,726      92.0%    93.0%
  San Francisco                    440,205           --        (5,003)        4,664         (339)      439,866      97.6%    97.6%
  Arizona                          416,967           --            --            --           --       416,967     100.0%   100.0%
  Other                            271,908           --            --            --           --       271,908      91.4%    91.4%
                               -----------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER       4,427,230     (323,716)     (238,323)      192,546      (45,777)    4,057,737      89.3%    90.3%
                               -----------------------------------------------------------------------------------------------------

COMPANY TOTALS                  25,457,290     (175,874)   (1,200,537)    1,054,473     (146,064)   25,135,352      94.6%    95.1%
                               =====================================================================================================

====================================================================================================================================


                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2001                          26,782,304
     Total sq. ft. of properties added this period                 156,495
     Total sq. ft. of properties sold this period                 (360,913)
                                                              -------------
Total sq. ft. as of December 31, 2001                           26,577,886
                                                              =============

===========================================================================

(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period, or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

                               LEASING STATISTICS
                 (FOR THE THREE MONTHS ENDED DECEMBER 31, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY


------------------------------------------------------------------------------------------------------------------------------------
DETAIL BY REGION/MARKET
                                                                                           SQ. FT.    WTD.      WTD.      LEASING
                                                        # OF                 SQ. FT.  RENEWED AND     AVG.      AVG.    COSTS PER
                                                       TRANS-      TOTAL        NEW         OTHER     TERM      BASE   SQ. FT. PER
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)   (YRS.)  RENT (b)     YEAR (c)
------------------------------- ------------------- ---------- ---------- ---------- -------------- -------- --------- -------------
NORTHEAST
  Northern NJ                               Office         41    447,939     97,851        350,088      6.6    $26.26         $2.98
                                       Office/Flex          4     43,978     22,302         21,676      5.5    $17.23         $0.78
  Central NJ                                Office          6     53,176     26,523         26,653      8.6    $22.90         $1.79
                                       Office/Flex          1      2,766          -          2,766      2.8    $10.87         $3.04
  Westchester Co., NY                       Office         16     48,584     20,495         28,089      5.0    $22.61         $2.60
                                       Office/Flex         12     79,883     38,530         41,353      5.5    $17.44         $2.51
                              Industrial/Warehouse          1      3,000          -          3,000      1.0    $13.00         $0.20
                                            Retail          1      8,000      8,000              -     16.0    $37.97         $0.06
  Sub. Philadelphia                         Office         10     68,653      9,288         59,365      2.8    $22.61         $2.23
                                       Office/Flex          8     91,719     17,265         74,454      3.8     $8.26         $0.69
  Fairfield, CT                             Office          1     11,439     11,439              -      2.0    $19.25         $0.20
                                       Office/Flex          -          -          -              -        -         -             -
  Washington, DC/MD                         Office          -          -          -              -        -         -             -
  Rockland Co/Long Island, NY               Office          1      2,790      2,790              -      5.0    $20.40         $1.42
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------
TOTAL NORTHEAST                                           102    861,927    254,483        607,444      5.8    $22.27         $2.45
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------

SOUTHWEST/WEST/OTHER
  Texas                                     Office         43    118,493     32,936         85,557      4.1    $20.59         $2.30
  Colorado                                  Office         10     69,389     39,284         30,105      6.7    $19.04         $3.11
  San Francisco                             Office          9      4,664      1,316          3,348      3.6    $37.10         $1.43
  Other                                     Office          -          -          -              -        -         -             -
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------
TOTAL SOUTHWEST/WEST/OTHER                                 62    192,546     73,536        119,010      5.0    $20.44         $2.67
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------

COMPANY TOTALS                                            164  1,054,473    328,019        726,454      5.7    $21.93         $2.49
                                                    ========== ========== ========== ============== ======== ========= =============

====================================================================================================================================
DETAIL BY PROPERTY TYPE
                                            Office        137    825,127    241,922        583,205      5.8    $24.05         $2.75
                                       Office/Flex         25    218,346     78,097        140,249      4.8    $13.46         $1.56
                               Industrial/Warehouse         1      3,000          -          3,000      1.0    $13.00         $0.20
                                            Retail          1      8,000      8,000              -     16.0    $37.97         $0.06
                                                    ---------- ---------- ---------- -------------- -------- --------- -------------

COMPANY TOTALS                                            164  1,054,473    328,019        726,454      5.7    $21.93         $2.49
                                                    ========== ========== ========== ============== ======== ========= =============


====================================================================================================================================
TENANT RETENTION:              Leases Retained        59.7%
                               Sq. Ft. Retained       60.5%
------------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $9,717,464 and commissions of $5,102,037 committed, but not necessarily expended, during the period for second generation space aggregating 1,044,935 square feet.

                               LEASING STATISTICS
                 (FOR THE THREE MONTHS ENDED DECEMBER 31, 2001)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (a)

                             SUMMARY OF SPACE LEASED


----------------------------------------------------------------------------------------------------------------
                                               LEASING ACTIVITY
                            LEASED
                SQ. FT.      SQ. FT.    EXPIRING/                      NET        SQ. FT.       PCT.      PCT.
                LEASED    ACQUIRED/    ADJUSTMENT      INCOMING      LEASING       LEASED     LEASED    LEASED
STATE           930/01     SOLD (b)    SQ. FT. (c)       SQ. FT.     ACTIVITY      9/30/01   12/31/01   9/30/01
----------------------------------------------------------------------------------------------------------------
New Jersey      147,842     (147,842)           --            --           --            --      --       94.5%
New York        187,000           --       (20,000)           --      (20,000)      167,000      72.0%    80.6%
Texas           199,396           --       (17,817)        1,261      (16,556)      182,840      61.4%    66.9%
California      480,839           --          (611)           --         (611)      480,228      98.2%    98.4%
              --------------------------------------------------------------------------------------------------


TOTALS        1,015,077     (147,842)      (38,428)        1,261      (37,167)      830,068      81.5%    86.4%
              ==================================================================================================

----------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2001                           1,175,313
     Total sq. ft. of properties sold this period                (156,495)
                                                              -------------
Total sq. ft. as of December 31, 2001                            1,018,818
                                                              =============

===========================================================================



                         DETAIL OF TRANSACTION ACTIVITY


-------------------------------------------------------------------------------------------------------------------------------
                                                                          SQ. FT.
                                                                      RENEWED AND                                LEASING COSTS
                                # OF                   SQ. FT. NEW          OTHER      WTD. AVG.      WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES   RETAINED (d)    TERM (YRS.)      BASE RENT   PER YEAR (e)
-------------------------------------------------------------------------------------------------------------------------------
Texas                        1                1,261              -          1,261       7.0          $13.34          $0.14
                        ------------- -------------- -------------- -------------- -------------- -------------- --------------

TOTALS                       1                1,261              -          1,261       7.0          $13.34          $0.14
                        ============= ============== ============== ============== ============== ============== ==============

-------------------------------------------------------------------------------------------------------------------------------


(a) Unconsolidated Joint Venture Properties excludes a 369,682 square foot in-service development property in lease-up.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
      (d) "Other Retained" transactions include existing tenants' expansions and relocations within the building. (e) Represents estimated commissions of $1,261.00 committed, but not necessarily expended, during the period for second generation space aggregating 1,261 square feet.

                               LEASING STATISTICS
                     (FOR THE YEAR ENDED DECEMBER 31, 2001)

                     CONSOLIDATED IN-SERVICE PORTFOLIO (a)

                            SUMMARY OF SPACE LEASED


------------------------------------------------------------------------------------------------------------------------------------
                                                                 LEASING ACTIVITY
                                             LEASED
                                SQ. FT.      SQ. FT.     EXPIRING/                        NET      SQ. FT.        PCT.        PCT.
                                 LEASED    ACQUIRED/    ADJUSTMENT     INCOMING       LEASING       LEASED      LEASED      LEASED
REGION/MARKET                  12/31/00     SOLD (b)    SQ. FT. (c)      SQ. FT.      ACTIVITY     12/31/01    12/31/01    12/31/00
------------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                    9,168,667      421,768    (1,411,268)    1,201,404     (209,864)    9,380,571      95.9%    98.3%
  Central NJ                     2,689,076           --      (545,736)      486,606      (59,130)    2,629,946      94.6%    96.7%
  Westchester Co., NY            4,411,621      168,177      (775,822)      766,264       (9,558)    4,570,240      97.6%    97.7%
  Sub. Philadelphia              2,557,156      281,450      (669,762)      651,444      (18,318)    2,820,288      91.8%    91.6%
  Fairfield, CT                    659,804           --      (124,733)      114,292      (10,441)      649,363      96.5%    98.1%
  Washington, DC/MD                607,942     (166,863)      (64,953)       68,573        3,620       444,699      98.7%    98.6%
  Rockland Co/Long Island, NY      556,918       31,000       (57,577)       52,167       (5,410)      582,508      98.5%    99.3%
                               -----------------------------------------------------------------------------------------------------
TOTAL NORTHEAST                 20,651,184      735,532    (3,649,851)    3,340,750     (309,101)   21,077,615      95.7%    97.1%
                               -----------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER
  Texas                          2,462,200     (688,233)     (721,283)      507,586     (213,697)    1,560,270      82.5%    92.1%
  Colorado                       1,484,500           --      (243,805)      128,031     (115,774)    1,368,726      92.0%    99.7%
  San Francisco                    445,490           --       (30,375)       24,751       (5,624)      439,866      97.6%    98.8%
  Arizona                          416,967           --            --            --           --       416,967     100.0%   100.0%
  Other                            342,466      (71,497)      (19,332)       20,271          939       271,908      91.4%    92.6%
                               -----------------------------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER       5,151,623     (759,730)   (1,014,795)      680,639     (334,156)    4,057,737      89.3%    95.4%
                               -----------------------------------------------------------------------------------------------------

COMPANY TOTALS                  25,802,807      (24,198)   (4,664,646)    4,021,389     (643,257)   25,135,352      94.6%    96.8%
                               =====================================================================================================

------------------------------------------------------------------------------------------------------------------------------------


                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2000                           26,666,821
     Total sq. ft. of properties added this period                 932,888
     Total sq. ft. of properties sold this period              (1,021,823)
                                                              -------------
Total sq. ft. as of December 31, 2001                           26,577,886
                                                              =============

---------------------------------------------------------------------------

(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

                               LEASING STATISTICS
                     (FOR THE YEAR ENDED DECEMBER 31, 2001)

                  CONSOLIDATED IN-SERVICE PORTFOLIO (CONTINUED)

                         DETAIL OF TRANSACTION ACTIVITY


-----------------------------------------------------------------------------------------------------------------------------------
DETAIL BY REGION/MARKET
                                                                                           SQ. FT.    WTD.      WTD.      LEASING
                                                        # OF                SQ. FT.    RENEWED AND    AVG.      AVG.   COSTS  PER
                                                       TRANS-      TOTAL        NEW          OTHER    TERM      BASE      SQ. FT.
REGION/MARKET                        PROPERTY TYPE    ACTIONS    SQ. FT.     LEASES   RETAINED (a)   (YRS.)  RENT (b)  PER YEAR (c)
-----------------------------------------------------------------------------------------------------------------------------------
NORTHEAST
  Northern NJ                               Office        136  1,081,152    338,395        742,757      6.7    $27.68        $2.47
                                       Office/Flex         12    120,252     62,597         57,655      6.7    $17.36        $1.62
  Central NJ                                Office         43    385,080    132,699        252,381      5.7    $26.13        $2.07
                                       Office/Flex          9    101,526     17,435         84,091      8.2    $18.50        $0.88
  Westchester Co., NY                       Office        101    360,121    140,543        219,578      5.5    $25.04        $1.81
                                       Office/Flex         68    385,696     88,378        297,318      4.3    $16.63        $1.33
                              Industrial/Warehouse          4     12,447      3,000          9,447      1.0    $11.45        $0.38
                                            Retail          1      8,000      8,000              -     16.0    $37.97        $0.06
  Sub. Philadelphia                         Office         50    370,645    110,456        260,189      4.4    $25.31        $2.46
                                       Office/Flex         25    280,799     63,830        216,969      3.6     $9.31        $0.70
  Fairfield, CT                             Office         12     77,320     13,039         64,281      2.9    $25.21        $1.01
                                       Office/Flex         12     36,972      4,250         32,722      2.8    $16.41        $0.45
  Washington, DC/MD                         Office          3     68,573          -         68,573     11.5    $26.60        $1.99
  Rockland Co/Long Island, NY               Office         15     52,167     12,685         39,482      4.6    $22.97        $1.65
                                                     ------------------------------------------------------------------------------
TOTAL NORTHEAST                                           491  3,340,750    995,307      2,345,443      5.7    $23.17        $2.05
                                                     ------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER
  Texas                                     Office        149    507,586    158,284        349,302      3.6    $20.36        $2.35
  Colorado                                  Office         29    128,031     47,560         80,471      5.5    $19.52        $2.47
  San Francisco                             Office         65     24,751      8,536         16,215      2.6    $45.11        $1.91
  Other                                     Office          5     20,271      7,831         12,440      4.7    $18.16        $2.14
                                                     ------------------------------------------------------------------------------
TOTAL SOUTHWEST/WEST/OTHER                                248    680,639    222,211        458,428      3.9    $21.03        $2.41
                                                     ------------------------------------------------------------------------------

COMPANY TOTALS                                            739  4,021,389  1,217,518      2,803,871      5.4    $22.81        $2.09
                                                     ==============================================================================

-----------------------------------------------------------------------------------------------------------------------------------

DETAIL BY PROPERTY TYPE
                                            Office        608  3,075,697    970,028      2,105,669      5.5    $25.25        $2.31
                                       Office/Flex        126    925,245    236,490        688,755      4.8    $14.70        $1.25
                              Industrial/Warehouse          4     12,447      3,000          9,447      1.0    $11.45        $0.38
                                            Retail          1      8,000      8,000              -     16.0    $37.97        $0.06
                                                     ------------------------------------------------------------------------------

COMPANY TOTALS                                            739  4,021,389  1,217,518      2,803,871      5.4    $22.81        $2.09
                                                     ==============================================================================


-----------------------------------------------------------------------------------------------------------------------------------
TENANT RETENTION:               Leases Retained  60.1%
                               Sq. Ft. Retained  60.1%
-----------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b) For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $27,300,630 and commissions of $16,292,948 committed, but not necessarily expended, during the period for second generation space aggregating 3,907,359 square feet.

                               LEASING STATISTICS
                     (FOR THE YEAR ENDED DECEMBER 31, 2001)

                   UNCONSOLIDATED JOINT VENTURE PROPERTIES (A)

                             SUMMARY OF SPACE LEASED


-------------------------------------------------------------------------------------------------------------------------------
                                                              LEASING ACTIVITY
                                         LEASED
                           SQ. FT.       SQ. FT.     EXPIRING/                   NET        SQ. FT.       PCT.         PCT.
                           LEASED       ACQUIRED/   ADJUSTMENT    INCOMING     LEASING      LEASED       LEASED       LEASED
STATE                     12/31/00      SOLD (b)    SQ. FT. (c)   SQ. FT.     ACTIVITY     12/31/01     12/31/01     12/31/00
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                   154,749     (147,842)      (15,918)        9,011       (6,907)           --      --       98.9%
New York                     187,000           --       (20,000)           --      (20,000)      167,000      72.0%    80.6%
Texas                        281,016           --      (108,840)       10,664      (98,176)      182,840      61.4%    94.3%

California                   841,984     (372,926)         (611)       11,781       11,170       480,228      98.2%    97.7%
                          -----------------------------------------------------------------------------------------------------

TOTALS                     1,464,749     (520,768)     (145,369)       31,456     (113,913)      830,068      81.5%    94.6%
                          =====================================================================================================

-------------------------------------------------------------------------------------------------------------------------------

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2000                            1,548,239
     Total sq. ft. of properties sold this period                (529,421)
                                                              -------------
Total sq. ft. as of December 31, 2001                            1,018,818
                                                              =============

------------------------------------------------------------- -------------

                         DETAIL OF TRANSACTION ACTIVITY


-------------------------------------------------------------------------------------------------------------------------------
                                                                          SQ. FT.
                                                                      RENEWED AND                                LEASING COSTS
                                # OF                   SQ. FT. NEW          OTHER      WTD. AVG.      WTD. AVG.    PER SQ. FT.
STATE                   TRANSACTIONS  TOTAL SQ. FT.         LEASES   RETAINED (d)    TERM (YRS.)      BASE RENT   PER YEAR (e)
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                   2                9,011          7,265          1,746       4.6          $25.94          $1.45
Texas                        2               10,664              -         10,664       4.5          $18.32          $0.03
California                   2               11,781          6,263          5,518       5.0          $22.20          $2.78
                        ------------- -------------- -------------- -------------- -------------- -------------- --------------

TOTALS                       6               31,456         13,528         17,928       4.7          $21.96          $1.91
                        ============= ============== ============== ============== ============== ============== ==============

-------------------------------------------------------------------------------------------------------------------------------

(a) Unconsolidated Joint Venture Properties excludes a 369,682 square foot in-service development property in lease-up.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring during the period or scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.
(d) "Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(e) Represents estimated workletter costs of $133,100 and commissions of $91,962 committed, but not necessarily expended, during the period for second generation space aggregating 25,193 square feet.

                             MARKET DIVERSIFICATION

The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:


                                                           ANNUALIZED           PERCENTAGE OF
                                                          BASE RENTAL                 COMPANY            TOTAL
                                                              REVENUE         ANNUALIZED BASE     PROPERTY SIZE       PERCENTAGE OF
MARKET (MSA)                                               ($) (a) (b)      RENTAL REVENUE (%)    RENTABLE AREA    RENTABLE AREA (%)
------------------------------------------------------- ----------------- ---------------------- ----------------- -----------------
Bergen-Passaic, NJ                                          85,795,008                    17.7          4,530,091             16.8
New York, NY (Westchester-Rockland Counties)                85,324,473                    17.6          4,864,355             18.0
Newark, NJ (Essex-Morris-Union Counties)                    85,027,901                    17.5          4,116,859             15.3
Jersey City, NJ                                             43,470,865                     8.9          2,094,470              7.8
Philadelphia, PA-NJ                                         40,460,353                     8.3          2,991,796             11.1
Denver, CO                                                  18,720,330                     3.8          1,193,185              4.4
Middlesex-Somerset-Hunterdon, NJ                            15,772,224                     3.2            791,051              2.9
Trenton, NJ (Mercer County)                                 14,099,825                     2.9            672,365              2.5
Dallas, TX                                                  13,460,321                     2.8            863,954              3.2
San Francisco, CA                                           12,885,972                     2.6            450,891              1.7
Washington, DC-MD-VA                                        12,721,507                     2.6            450,549              1.7
Stamford-Norwalk, CT                                         9,090,436                     1.9            527,250              2.0
Monmouth-Ocean, NJ                                           7,084,732                     1.5            577,423              2.1
Houston, TX                                                  6,903,067                     1.4            516,796              1.9
Nassau-Suffolk, NY                                           6,373,398                     1.3            292,849              1.1
Phoenix-Mesa, AZ                                             5,646,402                     1.2            416,967              1.5
San Antonio, TX                                              4,425,870                     0.9            435,465              1.6
Tampa-St. Petersburg-Clearwater, FL                          3,933,426                     0.8            297,429              1.1
Boulder-Longmont, CO                                         3,655,875                     0.8            270,421              1.0
Bridgeport, CT                                               3,170,791                     0.7            145,487              0.5
Colorado Springs, CO                                         2,961,797                     0.6            209,987              0.8
Dutchess County, NY                                          2,103,516                     0.4            118,727              0.4
Atlantic-Cape May, NJ                                        1,790,343                     0.4             80,344              0.3
Fort Worth-Arlington, TX                                     1,155,062                     0.2             74,429              0.3
------------------------------------------------------- ----------------- ---------------------- ----------------- ---------------

Totals                                                     486,033,494                   100.0         26,983,140            100.0
======================================================= ================= ====================== ================= ===============

(a) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

                            INDUSTRY DIVERSIFICATION

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:


                                                               ANNUALIZED            PERCENTAGE OF                 PERCENTAGE OF
                                                              BASE RENTAL                  COMPANY        SQUARE   TOTAL COMPANY
                                                                  REVENUE          ANNUALIZED BASE          FEET          LEASED
INDUSTRY CLASSIFICATION (a)                                    ($) (b) (c)       RENTAL REVENUE (%)       LEASED      SQ. FT. (%)
------------------------------------------------------------ -------------- ----------------------- -------------- -----------------
Securities, Commodity Contracts & Other Financial               56,121,434                  11.5        2,344,132              9.4
Manufacturing                                                   45,537,999                   9.4        2,627,823             10.5
Telecommunications                                              32,855,538                   6.8        1,748,089              7.0
Computer System Design Svcs.                                    31,430,419                   6.5        1,615,175              6.4
Insurance Carriers & Related Activities                         30,872,702                   6.4        1,525,486              6.1
Legal Services                                                  28,614,936                   5.9        1,225,323              4.9
Health Care & Social Assistance                                 21,262,798                   4.4        1,105,824              4.4
Credit Intermediation & Related Activities                      20,629,510                   4.2        1,176,807              4.7
Wholesale Trade                                                 18,834,448                   3.9        1,303,059              5.2
Accounting/Tax Prep.                                            18,432,329                   3.8          798,786              3.2
Other Professional                                              17,958,955                   3.7          942,452              3.8
Information Services                                            14,480,262                   3.0          653,239              2.6
Retail Trade                                                    13,809,551                   2.8          800,648              3.2
Publishing Industries                                           12,863,723                   2.6          565,855              2.3
Scientific Research/Development                                 12,121,662                   2.5          690,708              2.7
Arts, Entertainment & Recreation                                10,813,042                   2.2          718,073              2.9
Real Estate & Rental & Leasing                                  10,093,912                   2.1          494,105              2.0
Architectural/Engineering                                        9,987,054                   2.1          470,093              1.9
Management of Companies & Finance                                9,481,822                   2.0          411,977              1.6
Other Services (except Public Administration)                    9,326,018                   1.9          683,458              2.7
Advertising/Related Services                                     8,806,638                   1.8          398,406              1.6
Transportation                                                   7,435,691                   1.5          483,716              1.9
Management/Scientific                                            6,426,163                   1.3          296,185              1.2
Data Processing Services                                         5,292,121                   1.1          239,183              0.9
Construction                                                     4,974,994                   1.0          270,573              1.1
Educational Services                                             4,205,381                   0.9          220,135              0.9
Utilities                                                        4,000,505                   0.8          185,257              0.7
Admin. & Support, Waste Mgt. & Remediation Svc.                  3,645,038                   0.7          256,062              1.0
Public Administration                                            3,393,501                   0.7          170,696              0.7
Specialized Design Services                                      3,101,804                   0.6          145,959              0.6
Other                                                            9,223,544                   1.9          470,619              1.9
------------------------------------------------------------ -------------- ----------------------- -------------- -----------------

Totals                                                         486,033,494                 100.0       25,037,903            100.0
============================================================ ============== ======================= ============== =================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

                       CONSOLIDATED PORTFOLIO ANALYSIS (A)
                            (AS OF DECEMBER 31, 2001)

                        BREAKDOWN BY NUMBER OF PROPERTIES


                                                                    PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    MULTI-
                                                                     STAND-         FAMILY
                           % OF  0FFICE/  % OF  INDUSTRIAL/ % OF    ALONE    % OF  RESI-      % OF    LAND    % OF   TOTALS    % OF
STATE           OFFICE    TOTAL  FLEX     TOTAL WAREHOUSE   TOTAL   RETAIL   TOTAL DENTIAL   TOTAL    LEASES  TOTAL  BY STATE TOTAL
------------------------------------------------------------------------------------------------------------------------------------
New Jersey       72       27.8%    50       19.3%    --      --       --      --       --      --        1       0.4%   123    47.5%
New York         23        8.8%    39       15.0%     6       2.3%     2       0.8%     1       0.4%     2       0.8%    73    28.1%
Pennsylvania     13        5.0%    --       --       --      --       --      --       --      --       --      --       13     5.0%
Connecticut       3        1.2%     5        1.9%    --      --       --      --       --      --       --      --        8     3.1%
Wash., D.C./
   Maryland       3        1.2%    --       --       --      --       --      --       --      --       --      --        3     1.2%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:   114       44.0%    94       36.2%     6       2.3%     2       0.8%     1       0.4%     3       1.2%   220    84.9%
------------------------------------------------------------------------------------------------------------------------------------

Texas            12        4.6%    --       --       --      --       --      --       --      --       --      --       12     4.6%
Arizona           3        1.2%    --       --       --      --       --      --       --      --       --      --        3     1.2%
California        2        0.8%    --       --       --      --       --      --       --      --       --      --        2     0.8%
Colorado         21        8.1%    --       --       --      --       --      --       --      --       --      --       21     8.1%
Florida           1        0.4%    --       --       --      --       --      --       --      --       --      --        1     0.4%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS
    BY TYPE:    153       59.1%    94       36.2%     6       2.3%     2       0.8%     1       0.4%     3       1.2%   259   100.0%
====================================================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.

                       CONSOLIDATED PORTFOLIO ANALYSIS(A)
                            (AS OF DECEMBER 31, 2001)

                           BREAKDOWN BY SQUARE FOOTAGE


                                                                    PROPERTY TYPE:
---------------------------------------------------------------------------------------------------------------------
                                                                             STAND-
                                % OF  0FFICE/     % OF  INDUSTRIAL/ % OF     ALONE    % OF     TOTALS         % OF
STATE            OFFICE        TOTAL  FLEX       TOTAL  WAREHOUSE   TOTAL    RETAIL   TOTAL    BY STATE      TOTAL
---------------------------------------------------------------------------------------------------------------------
New Jersey       12,103,070    44.9% 2,277,531     8.4%        --   --           --   --       14,380,601       53.3%
New York          2,626,484     9.7% 2,244,747     8.3%   387,400    1.4%    17,300    0.1%     5,275,931       19.5%
Pennsylvania      1,473,798     5.5%        --    --           --   --           --             1,473,798        5.5%
Connecticut         399,737     1.5%   273,000     1.0%        --   --           --   --          672,737        2.5%
Wash., D.C./
   Maryland         450,549     1.7%        --    --           --   --           --   --          450,549        1.7%
---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST     17,053,638    63.3% 4,795,278    17.7%   387,400    1.4%    17,300    0.1%    22,253,616       82.5%
---------------------------------------------------------------------------------------------------------------------

Texas             1,890,644     7.0%        --    --           --   --           --   --        1,890,644        7.0%
Arizona             416,967     1.5%        --    --           --   --           --   --          416,967        1.5%
California          450,891     1.7%        --    --           --   --           --   --          450,891        1.7%
Colorado          1,673,593     6.2%        --    --           --   --           --   --        1,673,593        6.2%
Florida             297,429     1.1%        --    --           --   --           --   --          297,429        1.1%
---------------------------------------------------------------------------------------------------------------------
TOTALS
  BY TYPE:       21,783,162    80.8% 4,795,278    17.7%   387,400    1.4%    17,300    0.1%    26,983,140      100.0%
=====================================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.

                       CONSOLIDATED PORTFOLIO ANALYSIS(a)
                         (YEAR ENDED DECEMBER 31, 2001)

                      BREAKDOWN BY BASE RENTAL REVENUE (b)
                             (DOLLARS IN THOUSANDS)


                                                             PROPERTY TYPE:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     MULTI-
                                                                      STAND-         FAMILY
                           % OF  0FFICE/  % OF  INDUSTRIAL/   % OF    ALONE    % OF  RESI-     % OF  LAND    % OF   TOTALS    % OF
STATE           OFFICE    TOTAL   FLEX     TOTAL WAREHOUSE   TOTAL   RETAIL   TOTAL DENTIAL   TOTAL  LEASES  TOTAL  BY STATE TOTAL
------------------------------------------------------------------------------------------------------------------------------------
New Jersey       245,030    48.4%  17,415    3.4%     --     --        --    --     1,398    0.3%    261    0.1%  264,104     52.2%
New York          57,307    11.3%  29,877    5.9%  3,723      0.7%    208     0.1%  2,414    0.5%    258    0.1%   93,787     18.6%
Pennsylvania      30,371     6.0%      --   --        --     --        --    --        --   --        --   --      30,371      6.0%
Connecticut        8,877     1.8%   3,438    0.6%     --     --        --    --        --   --        --   --      12,315      2.4%
Wash., D.C./
   Maryland       19,441     3.8%      --   --        --     --        --    --        --   --        --   --      19,441      3.8%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL
   NORTHEAST:    361,026    71.3%  50,730    9.9%  3,723      0.7%    208     0.1%  3,812    0.8%    519    0.2%  420,018     83.0%
------------------------------------------------------------------------------------------------------------------------------------

Texas             34,246     6.7%      --   --        --     --        --    --        --   --        --   --      34,246      6.7%
Arizona            5,739     1.1%      --   --        --     --        --    --        --   --        --   --       5,739      1.1%
California        16,039     3.2%      --   --        --     --        --    --        --   --        --   --      16,039      3.2%
Colorado          26,030     5.1%      --   --        --     --        --    --        --   --        --   --      26,030      5.1%
Florida            4,485     0.9%      --   --        --     --        --    --        --   --        --   --       4,485      0.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS
   BY TYPE:      447,565    88.3%  50,730    9.9%  3,723      0.7%    208     0.1%  3,812    0.8%    519    0.2%  506,557    100.0%
====================================================================================================================================

(a) Excludes 8 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.
(b) Total base rent for the year ended December 31, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended December 31, 2001, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended December 31, 2001.

                       CONSOLIDATED PORTFOLIO ANALYSIS (A)
                            (AS OF DECEMBER 31, 2001)

                         BREAKDOWN BY PERCENTAGE LEASED


                                                           PROPERTY TYPE:
----------------------------- ------------------- ------------------ ----------------------- ---------------------- ---------------
                                                                                                                     WEIGHTED AVG.
STATE                               OFFICE             OFFICE/FLEX    INDUSTRIAL/WAREHOUSE    STAND-ALONE RETAIL        BY STATE
----------------------------- ------------------- ------------------ ----------------------- ---------------------- ---------------
New Jersey                          96.0%                 93.4%                --                     --                 95.6%
New York                            97.0%                 98.3%              98.0%                  100.0%               97.6%
Pennsylvania                        87.6%                  --                  --                     --                 87.6%
Connecticut                         95.8%                 97.6%                --                     --                 96.5%
Washington, D.C./ Maryland          98.7%                  --                  --                     --                 98.7%
----------------------------- ------------------- ------------------ ----------------------- ---------------------- ---------------
SUB-TOTAL NORTHEAST                 95.5%                 96.0%              98.0%                  100.0%               95.6%
----------------------------- ------------------- ------------------ ----------------------- ---------------------- ---------------

Texas                               82.5%                  --                  --                     --                 82.5%
Arizona                             100.0%                 --                  --                     --                100.0%
California                          97.6%                  --                  --                     --                 97.6%
Colorado                            92.0%                  --                  --                     --                 92.0%
Florida                             91.4%                  --                  --                     --                 91.4%
----------------------------- ------------------- ------------------ ----------------------- ---------------------- ---------------

WEIGHTED AVG. BY TYPE:              94.2%                 96.0%              98.0%                  100.0%               94.6%
============================= =================== ================== ======================= ====================== ===============

(a) Excludes 8 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties. Also excludes two in-service development properties in lease-up, aggregating 405,254 square feet.

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES

                                                               PERCENTAGE
                                                          NET      LEASED          2001         2001
                                                     RENTABLE       AS OF          BASE    EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT         RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY

EGG HARBOR

100 Decadon Drive.....................       1987      40,422       100.0           784          737
200 Decadon Drive.....................       1991      39,922       100.0           731          688

BERGEN COUNTY, NEW JERSEY

FAIR LAWN

17-17 Route 208 North.................       1987     143,000       100.0         3,248        3,162
FORT LEE

One Bridge Plaza......................       1981     200,000        98.7         4,994        4,643



2115 Linwood Avenue...................       1981      68,000        99.7         1,687        1,292



LITTLE FERRY

200 Riser Road........................       1974     286,628       100.0         2,081        2,022

MONTVALE

95 Chestnut Ridge Road................       1975      47,700       100.0           567          567
135 Chestnut Ridge Road...............       1981      66,150       100.0         1,558        1,338


PARAMUS

15 East Midland Avenue................       1988     259,823       100.0         6,729        6,726
461 From Road.........................       1988     253,554        99.8         6,041        6,034
650 From Road.........................       1978     348,510        92.8         6,083        5,931

140 Ridgewood Avenue .................       1981     239,680       100.0         5,326        5,187

61 South Paramus Avenue...............       1985     269,191       100.0         6,167        5,670


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY

EGG HARBOR

100 Decadon Drive.....................          0.16     19.40      18.23    Computer Sciences Corp. (100%)
200 Decadon Drive.....................          0.15     18.31      17.23    Computer Sciences Corp. (100%)

BERGEN COUNTY, NEW JERSEY

FAIR LAWN

17-17 Route 208 North.................          0.65     22.71      22.11    Lonza, Inc. (63%)
FORT LEE

One Bridge Plaza......................          0.99     25.30      23.52    PricewaterhouseCoopers, LLP (35%), Broadview
                                                                             Associates, LLP (16%), Bozell Worldwide, Inc.
                                                                             (16%)

2115 Linwood Avenue...................          0.34     24.88      19.06    US Depot Inc. (23%), Ameribrom Inc. (14%),
                                                                             Mack Management & Construction (12%), Morgan
                                                                             Stanley Dean Witter (10%)

LITTLE FERRY

200 Riser Road........................          0.41      7.26       7.05    Ford Motor Company (34%), Casio Inc. (33%),
                                                                             Dassault Falcon Jet Corp. (33%)
MONTVALE

95 Chestnut Ridge Road................          0.11     11.89      11.89    Aventis Environmental Science (100%)
135 Chestnut Ridge Road...............          0.31     23.55      20.23    Paycheck Inc. (45%), Automated Resources
                                                                             Group Inc. (26%), Sys-Con Publications Inc.
                                                                             (11%), Lexmark International (10%)
PARAMUS

15 East Midland Avenue................          1.34     25.90      25.89    AT&T Wireless Services (100%)
461 From Road.........................          1.20     23.87      23.85    Toys `R' Us, Inc. (96%)
650 From Road.........................          1.21     18.81      18.34    Movado Group Inc. (18%), Long Beach
                                                                             Acceptance Corp. (10%)
140 Ridgewood Avenue .................          1.06     22.22      21.64    AT&T Wireless Services (57%), Smith Barney
                                                                             Shearson Inc. (19%)
61 South Paramus Avenue...............          1.23     22.91      21.06    Morgan Stanley Dean Witter, Inc. (10%)





                                                 48

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001         2001
                                                     RENTABLE       AS OF          BASE    EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT         RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
ROCHELLE PARK

120 Passaic Street....................       1972       52,000       99.6         1,439        1,366


365 West Passaic Street...............       1976      212,578       95.2         4,219        3,887

SADDLE RIVER

1 Lake Street.........................    1973/94      474,801      100.0         7,466        7,466

UPPER SADDLE RIVER

10 Mountainview Road..................       1986      192,000       98.0         3,988        3,923



WOODCLIFF LAKE

400 Chestnut Ridge Road...............       1982       89,200      100.0         2,124        2,124
470 Chestnut Ridge Road...............       1987       52,500      100.0         1,192        1,192
530 Chestnut Ridge Road...............       1986       57,204      100.0         1,166        1,166
50 Tice Boulevard.....................       1984      235,000       95.0         5,288        4,570
300 Tice Boulevard....................       1991      230,000       99.3         4,831        4,647



BURLINGTON COUNTY, NEW JERSEY

MOORESTOWN

224 Strawbridge Drive.................       1984       74,000      100.0         1,467        1,104

228 Strawbridge Drive.................       1984       74,000      100.0         1,433        1,072

ESSEX COUNTY, NEW JERSEY

MILLBURN

150 J.F. Kennedy Parkway..............       1980      247,476       88.5         6,228        6,068



                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
ROCHELLE PARK

120 Passaic Street....................          0.29     27.78      26.37    SBC Telecom Inc. (53%), Cantor Fitzgerald LP
                                                                             (46%)

365 West Passaic Street...............          0.84     20.85      19.21    United Retail Inc. (31%), Catalina Marketing
                                                                             Corp. (10%), Regulus LLC (10%)
SADDLE RIVER

1 Lake Street.........................          1.49     15.72      15.72    Prentice-Hall Inc. (100%)

UPPER SADDLE RIVER

10 Mountainview Road..................          0.79     21.19      20.85    Thomson Minwax Company (23%), Professional
                                                                             Detailing Inc. (20%), Corning Life Sciences
                                                                             Inc. (15%), ITT Fluid Technology (14%),
                                                                             Pearson Education (14%)
WOODCLIFF LAKE

400 Chestnut Ridge Road...............          0.42     23.81      23.81    Timeplex, Inc. (100%)
470 Chestnut Ridge Road...............          0.24     22.70      22.70    Andermatt LP (100%)
530 Chestnut Ridge Road...............          0.23     20.38      20.38    KPMG Peat Marwick, LLP (100%)
50 Tice Boulevard.....................          1.05     23.69      20.47    Syncsort, Inc. (25%)
300 Tice Boulevard....................          0.96     21.15      20.35    Chase Home Mortgage Corp. (25%), KPMG LLP
                                                                             (20%), BMW of North America, LLC (15%), NYCE
                                                                             Corp. (11%)

BURLINGTON COUNTY, NEW JERSEY

MOORESTOWN

224 Strawbridge Drive.................          0.29     19.82      14.92    Allstate Insurance Company (49%),
                                                                             Harleysville Mutual Insurance (28%)
228 Strawbridge Drive.................          0.29     19.36      14.49    Cendant Mortgage Corporation (100%)

ESSEX COUNTY, NEW JERSEY

MILLBURN

150 J.F. Kennedy Parkway..............          1.24     28.44      27.71    KPMG Peat Marwick, LLP (34%), Budd Larner
                                                                             Gross Et Al (23%)



                                                 49

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001         2001
                                                     RENTABLE       AS OF          BASE    EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT         RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
ROSELAND

101 Eisenhower Parkway................       1980     237,000        83.8         4,136        3,778

103 Eisenhower Parkway................       1985     151,545        90.0         3,157        2,852



105 Eisenhower Parkway (g)(k).........       2001     220,000        50.9         3,340        2,980

HUDSON COUNTY, NEW JERSEY

JERSEY CITY

Harborside Financial Center Plaza 1...       1983     400,000        99.0         3,375        3,372
Harborside Financial Center Plaza 2...       1990     761,200       100.0        18,998       18,073



Harborside Financial Center Plaza 3...       1990     725,600       100.0        18,108       17,227

Harborside Financial Center Plaza 4-A (i)    2000     207,670        93.9         5,935        5,715

MERCER COUNTY, NEW JERSEY

PRINCETON

103 Carnegie Center...................       1984      96,000       100.0         2,313        2,147


100 Overlook Center...................       1988     149,600       100.0         3,386        3,231

5 Vaughn Drive........................       1987      98,500        75.7         2,159        2,037




                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
ROSELAND

101 Eisenhower Parkway................          0.82     20.83      19.02    Brach, Eichler, Rosenberg, Silver, Bernstein
                                                                             & Hammer (13%)
103 Eisenhower Parkway................          0.63     23.15      20.91    CPG Partners L.P. (24%), Lum, Danzis, Drasco
                                                                             Positan & Kleinberg (16%), Salomon Smith
                                                                             Barney, Inc. (11%)

105 Eisenhower Parkway (g)(k).........          0.67     31.02      27.67    Arthur Andersen (52%)

HUDSON COUNTY, NEW JERSEY

JERSEY CITY

Harborside Financial Center Plaza 1...          0.67      8.52       8.52    Bankers Trust Harborside, Inc. (96%)
Harborside Financial Center Plaza 2...          3.78     24.96      23.74    Dean Witter Trust Company (26%), DLJ
                                                                             Securities (24%), Dow Jones & Company, Inc.
                                                                             (11%), Morgan Stanley Dean Witter, Inc.
                                                                             (10%), Lewco Securities Corp. (10%)
Harborside Financial Center Plaza 3...          3.61     24.96      23.74    AICPA (36%), BTM Information Services, Inc.
                                                                             (20%), Exodus Communications (10%)
Harborside Financial Center Plaza 4-A (i)       1.18     33.91      32.66    TD Waterhouse Securities Inc. (89%)

MERCER COUNTY, NEW JERSEY

PRINCETON

103 Carnegie Center...................          0.46     24.09      22.36    Ronin Development Corp. (15%), R.G.
                                                                             Vanderweil Engineers (14%), Kurt Salmon
                                                                             Assoc. Inc. (11%)
100 Overlook Center...................          0.67     22.63      21.60    Regus Business Centre Corp. (26%), Xerox
                                                                             Corporation (23%), Paine Webber Inc. (14%)
5 Vaughn Drive........................          0.43     28.95      27.32    Woodrow Wilson National Fellowship
                                                                             Foundation (17%), Floorgraphics Inc. (14%),
                                                                             Villeroy & Boch Tableware Ltd. (11%)


                                                 50

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
MIDDLESEX COUNTY, NEW JERSEY

EAST BRUNSWICK
377 Summerhill Road...................       1977      40,000       100.0           373          368


PLAINSBORO
500 College Road East.................       1984     158,235       100.0         3,207        3,163

SOUTH BRUNSWICK
3 Independence Way....................       1983     111,300       100.0         2,205        2,139

WOODBRIDGE
581 Main Street.......................       1991     200,000       100.0         4,842        4,736


MONMOUTH COUNTY, NEW JERSEY

NEPTUNE
3600 Route 66.........................       1989     180,000       100.0         2,410        2,410

WALL TOWNSHIP
1305 Campus Parkway...................       1988      23,350        92.4           389          364

1350 Campus Parkway...................       1990      79,747        99.9         1,430        1,317


MORRIS COUNTY, NEW JERSEY

FLORHAM PARK
325 Columbia Turnpike.................       1987     168,144       100.0         4,413        3,959


MORRIS PLAINS
250 Johnson Road......................       1977      75,000       100.0         1,594        1,433
201 Littleton Road....................       1979      88,369        80.3         1,796        1,716



                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
MIDDLESEX COUNTY, NEW JERSEY

EAST BRUNSWICK
377 Summerhill Road...................          0.07      9.33       9.20    Greater New York Mutual Insurance Company
                                                                             (100%)

PLAINSBORO
500 College Road East.................          0.64     20.27      19.99    SSB Realty, LLC (72%), Buchanan Ingersoll
                                                                             P.C. (17%), PNC Bank, N.A. (10%)
SOUTH BRUNSWICK
3 Independence Way....................          0.44     19.81      19.22    Merrill Lynch Pierce Fenner & Smith (82%)

WOODBRIDGE
581 Main Street.......................          0.96     24.21      23.68    First Investors Management Company, Inc.
                                                                             (38%), Cast North America Ltd. (11%)

MONMOUTH COUNTY, NEW JERSEY

NEPTUNE
3600 Route 66.........................          0.48     13.39      13.39    United States Life Insurance Company (100%)

WALL TOWNSHIP
1305 Campus Parkway...................          0.08     18.03      16.87    Waterford Wedgewood USA Inc. (47%),
                                                                             McLaughlin, Bennett, Gelson (45%)
1350 Campus Parkway...................          0.28     17.95      16.53    Meridan Health Realty Corp. (22%), Milestone
                                                                             Material Inc. (18%), Stephen E. Gertler Law
                                                                             Office (17%), Sportsgolf L.L.C. (12%), Amper
                                                                             Politzner & Mattia PA (11%)

MORRIS COUNTY, NEW JERSEY

FLORHAM PARK
325 Columbia Turnpike.................          0.88     26.25      23.55    Bressler Amery & Ross (24%), Salomon Smith
                                                                             Barney Inc. (13%), Atlantic Health Systems
                                                                             (12%), Dun & Bradstreet Inc. (12%)
MORRIS PLAINS
250 Johnson Road......................          0.32     21.25      19.11    Electronic Data Systems Corp. (100%)
201 Littleton Road....................          0.36     25.31      24.18    Xerox Corporation (50%), Bozell Worldwide
                                                                             Inc. (19%), CHEP USA (11%)




                                                 51

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001         2001
                                                     RENTABLE       AS OF          BASE    EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT         RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
MORRIS TOWNSHIP
340 Mt. Kemble Avenue.................       1985     387,000       100.0         5,530        5,530

PARSIPPANY
4 Campus Drive (g)....................       1983     147,475        86.8         2,461        2,461
6 Campus Drive (g)....................       1983     148,291        82.2         2,734        2,734
7 Campus Drive........................       1982     154,395       100.0         2,041        1,927
8 Campus Drive........................       1987     215,265       100.0         5,631        5,401
9 Campus Drive (g)....................       1983     156,495        94.5           693          692
2 Dryden Way..........................       1990       6,216       100.0            70           68
4 Gatehall Drive......................       1988     248,480        91.2         5,850        5,802
2 Hilton Court........................       1991     181,592       100.0         4,764        4,542
600 Parsippany Road...................       1978      96,000        78.2         1,734        1,626
1 Sylvan Way..........................       1989     150,557       100.0         3,513        3,109
5 Sylvan Way..........................       1989     151,383       100.0         4,010        3,881
7 Sylvan Way..........................       1987     145,983       100.0         2,920        2,772

PASSAIC COUNTY, NEW JERSEY

CLIFTON
777 Passaic Avenue....................       1983      75,000        97.9         1,402        1,238

TOTOWA
999 Riverview Drive...................       1988      56,066        65.0           881          782


WAYNE
201 Willowbrook Boulevard.............       1970     178,329        49.1         2,042        2,020


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
MORRIS TOWNSHIP
340 Mt. Kemble Avenue.................          1.10     14.29      14.29    AT&T Corporation (100%)

PARSIPPANY
4 Campus Drive (g)....................          0.49     25.99      25.99    Nabisco Inc. (27%), Summit Equities Inc.
                                                                             (20%)
6 Campus Drive (g)....................          0.54     30.32      30.32    Prudential Insurance Company (37%)
7 Campus Drive........................          0.41     13.22      12.48    Nabisco Inc. (100%)
8 Campus Drive........................          1.12     26.16      25.09    Prudential Insurance Co. (31%), MCI
                                                                             Telecommunications Corp. (26%), Ayco Company
                                                                             L.P. (13%)
9 Campus Drive (g)....................          0.14     30.54      30.50    GAB Business Service Inc. (63%)
2 Dryden Way..........................          0.01     11.26      10.94    Bright Horizons Childrens Center (100%)
4 Gatehall Drive......................          1.17     25.81      25.60    J.B. Hanauer & Company (20%), Royal
                                                                             Indemnity Company (16%), Toyota Motor Credit
                                                                             Corp. (10%)
2 Hilton Court........................          0.95     26.23      25.01    Deloitte & Touche USA LLP (64%), Sankyo
                                                                             Parke Davis (31%)
600 Parsippany Road...................          0.35     23.10      21.66    Exario Networks Inc. (36%)
1 Sylvan Way..........................          0.70     23.33      20.65    Cendant Operations Inc. (99%)
5 Sylvan Way..........................          0.80     26.49      25.64    Integrated Communications (41%), Experian
                                                                             Information Solution (15%), DRS Technologies
                                                                             Inc. (13%)
7 Sylvan Way..........................          0.58     20.00      18.99    Nabisco Inc. (100%)

PASSAIC COUNTY, NEW JERSEY

CLIFTON
777 Passaic Avenue....................          0.28     19.09      16.86    Grosvenor Marketing Ltd. (10%)

TOTOWA
999 Riverview Drive...................          0.18     24.17      21.46    Telsource Corporation (19%), Humana Press
                                                                             (15%)

WAYNE
201 Willowbrook Boulevard.............          0.41     23.32      23.07    URS Corporation (26%), Meridian Benefit Inc.
                                                                             (22%)


                                                 52

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
SOMERSET COUNTY, NEW JERSEY

BASKING RIDGE
222 Mt. Airy Road.....................       1986      49,000       100.0           738          686
233 Mt. Airy Road.....................       1987      66,000       100.0         1,315        1,193

BERNARDS
106 Allen Road (i)....................       2000     132,010        66.7         2,073        1,671

BRIDGEWATER
721 Route 202/206.....................       1989     192,741       100.0         4,406        4,228

UNION COUNTY, NEW JERSEY

CLARK
100 Walnut Avenue.....................       1985     182,555       100.0         4,399        3,826

CRANFORD
6 Commerce Drive......................       1973      56,000        93.1         1,073        1,001
11 Commerce Drive (f).................       1981      90,000        95.8         1,019          912
12 Commerce Drive.....................       1967      72,260        84.1           870          842
20 Commerce Drive.....................       1990     176,600       100.0         4,310        3,897
65 Jackson Drive......................       1984      82,778       100.0         1,712        1,411

NEW PROVIDENCE
890 Mountain Road.....................       1977      80,000       100.0         2,436        2,363

-------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                            12,103,070        96.0       245,030      232,214
-------------------------------------------------------------------------------------------------------


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
SOMERSET COUNTY, NEW JERSEY

BASKING RIDGE
222 Mt. Airy Road.....................          0.15     15.06      14.00    Avaya Inc. (100%)
233 Mt. Airy Road.....................          0.26     19.92      18.08    Avaya Inc. (100%)

BERNARDS
106 Allen Road (i)....................          0.41     24.37      19.65    KPMG Consulting LLC (59%)

BRIDGEWATER
721 Route 202/206.....................          0.88     22.86      21.94    Allstate Insurance Company (37%), Norris,
                                                                             McLaughlin & Marcus, PA (32%), Johnson and
                                                                             Johnson (15%), Datatek Applications Inc.
                                                                             (12%)
UNION COUNTY, NEW JERSEY

CLARK
100 Walnut Avenue.....................          0.88     24.10      20.96    CAP Gemini America Inc. (40%), DFDS
                                                                             Transport (14%), Mastercare Companies Inc.
                                                                             (10%)

CRANFORD
6 Commerce Drive......................          0.21     20.58      19.20    Kendle International Inc. (50%)
11 Commerce Drive (f).................          0.20     11.82      10.58    Northeast Administrators (10%), Countrywide
                                                                             Home Loans (10%)
12 Commerce Drive.....................          0.17     14.32      13.86    Registrar & Transfer Company (36%), URS
                                                                             Corporation (28%)
20 Commerce Drive.....................          0.86     24.41      22.07    Public Service Electric & Gas Company (26%),
                                                                             Quintiles Inc. (21%)
65 Jackson Drive......................          0.34     20.68      17.05    PMK Group Inc. (35%), Allstate Insurance
                                                                             Company (27%), Procter & Gamble Distribution
                                                                             Co., Inc. (18%), Provident Companies Inc.
                                                                             (14%)

NEW PROVIDENCE
890 Mountain Road.....................          0.49     30.45      29.54    Aspen Technology Inc. (52%), Dun &
                                                                             Bradstreet (27%), K Line America, Inc. (16%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE                        48.80     21.58      20.47
----------------------------------------------------------------------------------------------------------------------------


                                                 53

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
DUTCHESS COUNTY, NEW YORK

FISHKILL
300 South Lake Drive..................       1987     118,727        92.4         2,143        2,107

NASSAU COUNTY, NEW YORK

NORTH HEMPSTEAD
600 Community Drive (j)...............       1983     237,274       100.0         5,533        5,533
111 East Shore Road...................       1980      55,575       100.0         1,518        1,504


ROCKLAND COUNTY, NEW YORK

SUFFERN
400 Rella Boulevard...................       1988     180,000       100.0         3,882        3,690

WESTCHESTER COUNTY, NEW YORK

ELMSFORD
100 Clearbrook Road (f)...............       1975      60,000       100.0           875          803
101 Executive Boulevard...............       1971      50,000        83.8           951          912
555 Taxter Road.......................       1986     170,554       100.0         4,005        4,003
565 Taxter Road.......................       1988     170,554        90.5         3,712        3,673
570 Taxter Road.......................       1972      75,000        94.7         1,594        1,502

HAWTHORNE
1 Skyline Drive.......................       1980      20,400        99.0           342          327
2 Skyline Drive.......................       1987      30,000        98.9           477          433
7 Skyline Drive.......................       1987     109,000        97.9         2,190        2,177


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
DUTCHESS COUNTY, NEW YORK

FISHKILL
300 South Lake Drive..................          0.43     19.53      19.21    Allstate Insurance Company (16%)

NASSAU COUNTY, NEW YORK

NORTH HEMPSTEAD
600 Community Drive (j)...............          1.10     23.32      23.32    CMP Media, LLC. (100%)
111 East Shore Road...................          0.30     27.31      27.06    Administrators For The Professions, Inc.
                                                                             (100%)

ROCKLAND COUNTY, NEW YORK

SUFFERN
400 Rella Boulevard...................          0.77     21.57      20.50    Provident Savings Bank F.A. (20%), Allstate
                                                                             Insurance Company (19%), Aetna Life
                                                                             Insurance Company (14%)

WESTCHESTER COUNTY, NEW YORK

ELMSFORD
100 Clearbrook Road (f)...............          0.17     14.58      13.38    MIM Corporation (18%), Pyrotek Inc. (11%)
101 Executive Boulevard...............          0.19     22.70      21.77    Pennysaver Group Inc. (23%), Kyocera Mita
                                                                             America Inc. (11%)
555 Taxter Road.......................          0.80     23.48      23.47    Fuji Photo Film USA Inc. (71%), Royal
                                                                             Indemnity Company (12%)
565 Taxter Road.......................          0.74     24.05      23.80    Nextel of New York Inc. (29%), KLM Royal
                                                                             Dutch Airlines (10%), National Mutual
                                                                             Insurance (10%)
570 Taxter Road.......................          0.32     22.44      21.15    New York State United Teachers Association
                                                                             (15%), Wilder Balter Partners LLC (15%)


HAWTHORNE
1 Skyline Drive.......................          0.07     16.93      16.19    Boxx International Corp. (50%), Childtime
                                                                             Childcare Inc. (49%)
2 Skyline Drive.......................          0.10     16.08      14.59    MW Samara (56%), Perini Construction (43%)
7 Skyline Drive.......................          0.44     20.52      20.40    E.M. Industries Inc. (42%), Cortlandt Group
                                                                             Inc. (14%)


                                                 54

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
17 Skyline Drive......................       1989      85,000       100.0         1,359        1,333
19 Skyline Drive......................       1982     248,400       100.0         4,407        3,972

TARRYTOWN
200 White Plains Road.................       1982      89,000        77.0         1,527        1,366

220 White Plains Road.................       1984      89,000        99.4         2,074        1,983

WHITE PLAINS
1 Barker Avenue.......................       1975      68,000        99.0         1,666        1,612

3 Barker Avenue.......................       1983      65,300       100.0         1,142        1,080

50 Main Street........................       1985     309,000        99.7         8,347        7,828

11 Martine Avenue.....................       1987     180,000       100.0         4,563        4,215

1 Water Street........................       1979      45,700        68.1         1,037          997

YONKERS
1 Executive Boulevard.................       1982     112,000        99.4         2,536        2,414


3 Executive Plaza.....................       1987      58,000       100.0         1,427        1,305




-------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                               2,626,484        97.0        57,307       54,769
-------------------------------------------------------------------------------------------------------


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
17 Skyline Drive......................          0.27     15.99      15.68    IBM Corporation (100%)
19 Skyline Drive......................          0.88     17.74      15.99    IBM Corporation (100%)


TARRYTOWN

200 White Plains Road.................          0.30     22.28      19.93    Allmerica Financial (17%), NYS Dept. of
                                                                             Environmental Services (13%)
220 White Plains Road.................          0.41     23.44      22.42    Eagle Family Foods Inc. (17%), ATM Services
                                                                             Inc. (10%)
WHITE PLAINS

1 Barker Avenue.......................          0.33     24.75      23.95    O'Connor McGuinness Conte (19%), United Skys
                                                                             Realty Corp. (18%)
3 Barker Avenue.......................          0.23     17.49      16.54    Trigen Energy Corporation (56%), TNS
                                                                             Intersearch Corporation (10%)
50 Main Street........................          1.66     27.09      25.41    TMP Worldwide Inc. (15%), National Economic
                                                                             Research (10%)
11 Martine Avenue.....................          0.91     25.35      23.42    Salomon Smith Barney Inc. (12%), McCarthy
                                                                             Fingar Donovan Et Al (11%), David Worby
                                                                             (11%), Dean Witter Reynolds Inc. (11%)
1 Water Street........................          0.21     33.32      32.04    AMG In-Store Inc. (32%)

YONKERS
1 Executive Boulevard.................          0.51     22.78      21.68    Bronx Healthplan Inc. (18%), AVR Realty
                                                                             Company (11%), Protective Tech International
                                                                             (11%), York International Agency Inc. (11%)
3 Executive Plaza.....................          0.28     24.60      22.50    Montefiore Medical Center (46%),
                                                                             Metropolitan Life Insurance (21%), Allstate
                                                                             Insurance Company (19%), City & Suburban
                                                                             Federal Savings Bank (14%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE                          11.42     22.49      21.49
----------------------------------------------------------------------------------------------------------------------------


                                                 55

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
CHESTER COUNTY,PENNSYLVANIA

BERWYN
1000 Westlakes Drive..................       1989      60,696        93.4         1,545        1,531

1055 Westlakes Drive..................       1990     118,487        52.0         1,108        1,071

1205 Westlakes Drive..................       1988     130,265        83.7         2,695        2,612


1235 Westlakes Drive..................       1986     134,902        93.3         3,225        3,110




DELAWARE COUNTY, PENNSYLVANIA

LESTER
100 Stevens Drive.....................       1986      95,000       100.0         2,554        2,379
200 Stevens Drive.....................       1987     208,000       100.0         5,493        5,252
300 Stevens Drive.....................       1992      68,000        52.2         1,402        1,330

MEDIA
1400 Providence Road - Center I.......       1986     100,000        91.4         1,954        1,874

1400 Providence Road - Center II......       1990     160,000        77.2         2,816        2,625

MONTGOMERY COUNTY, PENNSYLVANIA

LOWER PROVIDENCE
1000 Madison Avenue...................       1990     100,700        89.4         1,832        1,796

PLYMOUTH MEETING
1150 Plymouth Meeting Mall............       1970     167,748        98.0         3,212        3,082


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
CHESTER COUNTY,PENNSYLVANIA

BERWYN
1000 Westlakes Drive..................          0.31     27.25      27.01    Drinker Biddle & Reath (42%), PNC Bank, NA
                                                                             (38%)
1055 Westlakes Drive..................          0.22     17.98      17.38    Regus Business Centre Corp. (35%), Zarix
                                                                             Inc. (18%)
1205 Westlakes Drive..................          0.54     24.72      23.96    Oracle Corporation (30%), Provident Mutual
                                                                             Life Insurance Co. (11%), International
                                                                             Rehab Assoc. (10%)
1235 Westlakes Drive..................          0.64     25.62      24.71    Ratner & Prestia (19%), Chartwell Investment
                                                                             Partners (17%) Turner Investment Partners
                                                                             (16%)

DELAWARE COUNTY, PENNSYLVANIA

LESTER
100 Stevens Drive.....................          0.51     26.88      25.04    Keystone Mercy Health Plan (100%)
200 Stevens Drive.....................          1.09     26.41      25.25    Keystone Mercy Health Plan (100%)
300 Stevens Drive.....................          0.28     39.50      37.47    Hewlett Packard Company (35%)

MEDIA
1400 Providence Road - Center I.......          0.39     21.38      20.50    General Services Admin. (13%), Erie
                                                                             Insurance Company (11%)
1400 Providence Road - Center II......          0.56     22.80      21.25    Barnett International (36%)

MONTGOMERY COUNTY, PENNSYLVANIA

LOWER PROVIDENCE
1000 Madison Avenue...................          0.36     20.35      19.95    Reality Online Inc. (42%), Banc One National
                                                                             Processing (21%), Seton Company (15%)
PLYMOUTH MEETING
1150 Plymouth Meeting Mall............          0.64     19.54      18.75    Lincoln Technical Institute (18%), Ken-Crest
                                                                             Services (18%), Ikea US General Partners
                                                                             Inc. (14%), ECC Management Services (13%)


                                                 56

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
Five Sentry Parkway East..............       1984      91,600       100.0         1,700        1,666

Five Sentry Parkway West..............       1984      38,400       100.0           835          813


-------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                           1,473,798        87.6        30,371       29,141
-------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

GREENWICH
500 West Putnam Avenue................       1973     121,250        96.0         3,042        2,897


NORWALK
40 Richards Avenue....................       1985     145,487        91.7         3,312        3,065



SHELTON
1000 Bridgeport Avenue................       1986     133,000       100.0         2,523        2,332




-------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                              399,737        95.8         8,877        8,294
-------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW...........       1940     169,549       100.0         5,201        5,025
1400 L Street, NW.....................       1987     159,000       100.0         6,267        6,089
1709 New York Avenue, NW (h)..........       1972          --          --         5,491        5,270

-------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE                     328,549       100.0        16,959       16,384
-------------------------------------------------------------------------------------------------------


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
Five Sentry Parkway East..............          0.34     18.56      18.19    Merck & Co. Inc. (77%), Selas Fluid
                                                                             Processing Corp. (23%)
Five Sentry Parkway West..............          0.17     21.74      21.17    Merck & Co. Inc. (70%), David Cutler Group
                                                                             (30%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL PENNSYLVANIA OFFICE                       6.05     23.52      22.57
----------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

GREENWICH
500 West Putnam Avenue................          0.61     26.13      24.89    Hachette Filipacchi Magazines (27%), McMahan
                                                                             Securities Co, LP (15%), Greenwich Hospital
                                                                             (13%), Winklevoss Consultants Inc. (12%)
NORWALK
40 Richards Avenue....................          0.67     24.83      22.97    South Beach Beverage Co., LLC (17%), Media
                                                                             Horizons Inc. (12%), Programmed Solutions
                                                                             Inc. (10%)

SHELTON
1000 Bridgeport Avenue................          0.50     18.97      17.53    William Carter Company (23%), Weseley
                                                                             Software Development (22%), Toyota Motor
                                                                             Credit Corporation (11%), LandStar Gemini
                                                                             Inc. (11%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE                        1.78     23.19      21.67
----------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.
1201 Connecticut Avenue, NW...........          1.04     30.68      29.64    Zuckerman Spaeder Goldstein (30%), Leo A.
                                                                             Daly Company (18%), RFE/RL Inc. (16%)
1400 L Street, NW.....................          1.25     39.42      38.30    Winston & Strawn (68%)
1709 New York Avenue, NW (h)..........          1.09        --         --    --

----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRICT OF COLUMBIA OFFICE               3.38     51.62      49.87
----------------------------------------------------------------------------------------------------------------------------


                                                 57

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
PRINCE GEORGE'S COUNTY, MARYLAND

LANHAM
4200 Parliament Place.................       1989     122,000        95.2         2,482        2,321


-------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                                 122,000        95.2         2,482        2,321
-------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS

SAN ANTONIO
200 Concord Plaza Drive (h)...........       1986          --          --         3,991        3,990
84 N.E. Loop 410......................       1971     187,312        90.9         2,675        2,674


1777 N.E. Loop 410 (h)................       1986          --          --         1,437        1,436
111 Soledad...........................       1918     248,153        49.9         2,004        1,996

COLLIN COUNTY, TEXAS

PLANO
555 Republic Place....................       1986      97,889        93.6         1,286        1,269


DALLAS COUNTY, TEXAS

DALLAS
3030 LBJ Freeway (f)..................       1984     367,018        86.2         6,725        6,640
3100 Monticello.......................       1984     173,837        84.3         2,743        2,713



8214 Westchester (h)..................       1983          --          --           720          705

IRVING
2300 Valley View......................       1985     142,634        84.1         2,492        2,447


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
PRINCE GEORGE'S COUNTY, MARYLAND

LANHAM
4200 Parliament Place.................          0.49     21.37      19.98    Group I Software Inc. (56%), Infinity
                                                                             Broadcasting Company (16%), State Farm
                                                                             Mutual Auto Ins. Co. (11%)
----------------------------------------------------------------------------------------------------------------------------
TOTAL MARYLAND OFFICE                           0.49     21.37      19.98
----------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS

SAN ANTONIO
200 Concord Plaza Drive (h)...........          0.79        --         --    --
84 N.E. Loop 410......................          0.53     15.71      15.70    KBL Cable, Inc. (26%), Chase Bank and
                                                                             Services Inc. (25%), Philip Morris Mgmt.
                                                                             Corp. (25%)
1777 N.E. Loop 410 (h)................          0.29        --         --    --
111 Soledad...........................          0.40     16.18      16.12    --

COLLIN COUNTY, TEXAS

PLANO
555 Republic Place....................          0.26     14.04      13.85    William F. Smith Enterprises (19%), Dayton
                                                                             Hudson Corporation (14%)

DALLAS COUNTY, TEXAS

DALLAS
3030 LBJ Freeway (f)..................          1.34     21.26      20.99    Club Corporation of America (38%)
3100 Monticello.......................          0.55     18.72      18.51    Insignia Commercial, Inc. (23%), Time
                                                                             Marketing Corporation/Evans Group (12%),
                                                                             Tarragon Realty Adv. Inc. (11%), Heath
                                                                             Insurance Brokers, Inc. (10%)
8214 Westchester (h)..................          0.14        --         --    --

IRVING
2300 Valley View......................          0.50     20.77      20.40    Alltel Information Services, Inc. (18%), US
                                                                             Personnel Inc.  (18%), Allied Integrated
                                                                             Services (16%), Tricon Restaurant Services
                                                                             (12%)


                                                 58

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
RICHARDSON

1122 Alma Road........................       1977      82,576       100.0           607          607

HARRIS COUNTY, TEXAS

HOUSTON
14511 Falling Creek (h)...............       1982          --          --           289          289
5225 Katy Freeway (h).................       1983          --          --         1,445        1,440
5300 Memorial.........................       1982     155,099        87.6         2,278        2,269

1717 St. James Place..................       1975     109,574        97.0         1,487        1,485
1770 St. James Place..................       1973     103,689        68.3         1,216        1,211
10497 Town & Country Way..............       1981     148,434        82.9         1,756        1,751

TARRANT COUNTY, TEXAS

EULESS
150 West Parkway......................       1984      74,429        98.1         1,095        1,086



-------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                                  1,890,644        82.5        34,246       34,008
-------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA

GLENDALE
5551 West Talavi Boulevard............       1991     181,596       100.0         1,709        1,707

PHOENIX
19640 North 31st Street...............       1990     124,171       100.0         1,599        1,567

SCOTTSDALE
9060 E. Via Linda Boulevard...........       1984     111,200       100.0         2,431        2,429


-------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                                  416,967       100.0         5,739        5,703
-------------------------------------------------------------------------------------------------------


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
RICHARDSON
1122 Alma Road........................          0.12      7.35       7.35    MCI Telecommunications Corp. (100%)

HARRIS COUNTY, TEXAS

HOUSTON
14511 Falling Creek (h)...............          0.06        --         --    --
5225 Katy Freeway (h).................          0.29        --         --    --
5300 Memorial.........................          0.45     16.77      16.70    Datavox, Inc. (20%), HCI Chemicals USA, Inc.
                                                                             (19%)
1717 St. James Place..................          0.30     13.99      13.97    MCX Corp (14%)
1770 St. James Place..................          0.24     17.17      17.10    --
10497 Town & Country Way..............          0.35     14.27      14.23    Vastar Resources, Inc. (23%)

TARRANT COUNTY, TEXAS

EULESS
150 West Parkway......................          0.22     15.00      14.87    Warrantech Automotive, Inc. (34%), Mike
                                                                             Bowman Realtors/Century 21 Inc. (17%),
                                                                             Landmark Bank-Mid Cities (16%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL TEXAS OFFICE                              6.83     21.95      21.80
----------------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA

GLENDALE
5551 West Talavi Boulevard............          0.34      9.41       9.40    Honeywell, Inc. (100%)

PHOENIX
19640 North 31st Street...............          0.32     12.88      12.62    American Express Travel Related Services
                                                                             Co., Inc. (100%)
SCOTTSDALE
9060 E. Via Linda Boulevard...........          0.48     21.86      21.84    Sentry Insurance (63%), PCS Health Systems
                                                                             Inc. (37%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL ARIZONA OFFICE                            1.14     13.76      13.68
----------------------------------------------------------------------------------------------------------------------------


                                                 59

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
ARAPAHOE COUNTY, COLORADO

AURORA
750 South Richfield Street............       1997     108,240       100.0         2,901        2,901

DENVER
400 South Colorado Boulevard..........       1983     125,415        98.6         2,259        2,228


ENGLEWOOD
9359 East Nichols Avenue..............       1997      72,610       100.0           900          900
5350 South Roslyn Street..............       1982      63,754       100.0         1,256        1,245



BOULDER COUNTY, COLORADO

BROOMFIELD
105 South Technology Court............       1997      37,574       100.0           558          558
303 South Technology Court-A..........       1997      34,454       100.0           403          403
303 South Technology Court-B..........       1997      40,416       100.0           472          472

LOUISVILLE
248 Centennial Parkway................       1996      39,266       100.0           644          643
1172 Century Drive....................       1996      49,566       100.0           511          511
285 Century Place.....................       1997      69,145       100.0         1,092        1,092

DENVER COUNTY, COLORADO

DENVER
3600 South Yosemite...................       1974     133,743       100.0         1,287        1,287

DOUGLAS COUNTY, COLORADO

ENGLEWOOD
8181 East Tufts Avenue (g) (k)........       2001     185,254        77.2         2,776        2,741


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
ARAPAHOE COUNTY, COLORADO

AURORA

750 South Richfield Street............          0.58     26.80      26.80    T.R.W. Inc. (100%)
DENVER

400 South Colorado Boulevard..........          0.45     18.27      18.02    Community Health Plan (36%), State of
                                                                             Colorado (12%), Wells Fargo Bank West NA
                                                                             (11%), Senter Goldfarb & Rice LLC (11%)
ENGLEWOOD

9359 East Nichols Avenue..............          0.18     12.39      12.39    First Tennessee Bank NA (100%)

5350 South Roslyn Street..............          0.25     19.70      19.53    Alliance Metro Real Estate (19%), Business
                                                                             Word Inc. (17%), Walker Parking Consultants
                                                                             (12%), First Industrial Realty Trust (10%)

BOULDER COUNTY, COLORADO

BROOMFIELD

105 South Technology Court............          0.11     14.85      14.85    Sun Microsystems Inc. (100%)
303 South Technology Court-A..........          0.08     11.70      11.70    Sun Microsystems Inc. (100%)
303 South Technology Court-B..........          0.09     11.68      11.68    Sun Microsystems Inc. (100%)
LOUISVILLE

248 Centennial Parkway................          0.13     16.40      16.38    Walnut Brewery Inc. (80%), Global Imaging
                                                                             Inc. (10%), RX Kinetix Inc. (10%)
1172 Century Drive....................          0.10     10.31      10.31    nCube Corporation (33%), Evolving Systems
                                                                             Inc. (18%), MCI Systemhouse Corp. (18%),
                                                                             Aircell Inc. (18%), RX Kinetix Inc. (13%)
285 Century Place.....................          0.22     15.79      15.79    HBO & Company of Georgia (100%)

DENVER COUNTY, COLORADO

DENVER

3600 South Yosemite...................          0.26      9.62       9.62    MDC Holding Inc. (100%)

DOUGLAS COUNTY, COLORADO

ENGLEWOOD

8181 East Tufts Avenue (g) (k)........          0.55     23.15      22.86    URS Greiner (63%)



                                                 60

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
400 Inverness Drive...................       1997     111,608       100.0         2,366        2,351
67 Inverness Drive East...............       1996      54,280         0.0           492          488
384 Inverness Drive South.............       1985      51,523        78.4           742          734
5975 South Quebec Street(f)...........       1996     102,877        49.1         1,882        1,871

PARKER
9777 Mount Pyramid Court..............       1995     120,281       100.0         1,323        1,323

EL PASO COUNTY, COLORADO

COLORADO SPRINGS

8415 Explorer.........................       1998      47,368       100.0           605          604

1975 Research Parkway.................       1997     115,250       100.0         1,792        1,757



2375 Telstar Drive....................       1998      47,369       100.0           605          603

JEFFERSON COUNTY, COLORADO

LAKEWOOD

141 Union Boulevard...................       1985      63,600       100.0         1,164        1,146


-------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                               1,673,593        92.0        26,030       25,858
-------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA

SAN FRANCISCO

795 Folsom Street.....................       1977     183,445       100.0         7,428        6,666


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
400 Inverness Drive...................          0.47     21.20      21.06    Cochlear Corporation (33%), Ciber Inc. (22%)
                                                                             Compuware Corp. (18%), HQ Global Workplaces
                                                                             Inc. (16%)

67 Inverness Drive East...............          0.10        --         --    --
384 Inverness Drive South.............          0.15     18.37      18.17    Quickpen International Corp. (37%), Worth
                                                                             Group Architects (10%)
5975 South Quebec Street(f)...........          0.37     37.26      37.04    Silicon Graphics Inc. (28%), Qwest
                                                                             Communications Corp. (15%)
PARKER

9777 Mount Pyramid Court..............          0.26     11.00      11.00    Evolving System Inc. (100%)

EL PASO COUNTY, COLORADO

COLORADO SPRINGS

8415 Explorer.........................          0.12     12.77      12.75    Encoda Systems Inc. (74%), URS Greiner
                                                                             Consultants Inc. (22%)
1975 Research Parkway.................          0.36     15.55      15.25    Bombardier Capital Florida Inc. (52%),
                                                                             Concert Management Services (18%), General
                                                                             Dynamics Govt Systems (17%)

2375 Telstar Drive....................          0.12     12.77      12.73    Narwhal Corporation (44%), Memorial Hospital
                                                                             (38%), Aerotek Inc. (13%)
JEFFERSON COUNTY, COLORADO

LAKEWOOD

141 Union Boulevard...................          0.23     18.30      18.02    Arbitration Forums Inc. (18%), Frontier Real
                                                                             Estate - HB&G (15%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL COLORADO OFFICE                           5.18     17.26      17.14
----------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA

SAN FRANCISCO

795 Folsom Street.....................          1.48     40.49      36.34    Move.com Operations Inc.(51%), AT&T Corp.
                                                                             (34%), Regus Business Centre Corp. (15%)


                                                 61

                                          PROPERTY LISTING

                                          OFFICE PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
760 Market Street.....................       1908     267,446        95.9         8,611        8,309

-------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                               450,891        97.6        16,039       14,975
-------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA

TAMPA

501 Kennedy Boulevard.................       1982     297,429        91.4         3,829        3,769



-------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                                  297,429        91.4         3,829        3,769
-------------------------------------------------------------------------------------------------------

POLK COUNTY, IOWA

WEST DES MOINES

2600 Westown Parkway (h)..............       1988          --          --           656          628

-------------------------------------------------------------------------------------------------------
TOTAL IOWA OFFICE                                          --          --           656          628
-------------------------------------------------------------------------------------------------------


TOTAL OFFICE PROPERTIES                            21,783,162        94.2       447,565      428,064
=======================================================================================================


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
760 Market Street.....................          1.72     33.57      32.40    R.H. Macy & Company, Inc. (19%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL CALIFORNIA OFFICE                         3.20     36.46      34.04
----------------------------------------------------------------------------------------------------------------------------

HILLSBOROUGH COUNTY, FLORIDA

TAMPA

501 Kennedy Boulevard.................          0.76     14.08      13.86    Fowler, White, Gillen, Boggs, Villareal &
                                                                             Banker, PA (33%), Sykes Enterprises Inc.
                                                                             (23%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL FLORIDA OFFICE                            0.76     14.08      13.86
----------------------------------------------------------------------------------------------------------------------------

POLK COUNTY, IOWA

WEST DES MOINES

2600 Westown Parkway (h)..............          0.13        --         --    --

----------------------------------------------------------------------------------------------------------------------------
TOTAL IOWA OFFICE                               0.13        --         --
----------------------------------------------------------------------------------------------------------------------------


TOTAL OFFICE PROPERTIES                        89.16     22.12      21.17
============================================================================================================================

                                                 62

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY

BURLINGTON

3 Terri Lane..........................       1991      64,500        61.4           302          287



5 Terri Lane..........................       1992      74,555        82.2           525          503



MOORESTOWN

2 Commerce Drive......................       1986      49,000       100.0           371          367
101 Commerce Drive....................       1988      64,700       100.0           336          296
102 Commerce Drive....................       1987      38,400       100.0           187          185




201 Commerce Drive....................       1986      38,400       100.0           203          197


202 Commerce Drive....................       1988      51,200       100.0           268          268
1 Executive Drive.....................       1989      20,570       100.0           207          165


2 Executive Drive ....................       1988      60,800        75.5           403          394



101 Executive Drive...................       1990      29,355       100.0           254          205



102 Executive Drive...................       1990      64,000       100.0           372          319



225 Executive Drive...................       1990      50,600       100.0           318          300


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY

BURLINGTON

3 Terri Lane..........................          0.06      7.63       7.25    Tempel Steel Company (18%), ATC Group
                                                                             Services Inc. (10%), General Service
                                                                             Administrators (10%)

5 Terri Lane..........................          0.10      8.57       8.21    United Rentals Inc. (22%), Lykes Dispensing
                                                                             Systems Inc. (20%), West Electronics Inc.
                                                                             (12%)

MOORESTOWN

2 Commerce Drive......................          0.07      7.57       7.49    Computer Sciences Corporation (100%)
101 Commerce Drive....................          0.07      5.19       4.57    Beckett Corporation (100%)
102 Commerce Drive....................          0.04      4.87       4.82    Nelson Associates (25%), Compaq Computer
                                                                             Company (13%), D&A Eastern Fasteners Inc.
                                                                             (13%), Moorestown Weightlifting Club (13%),
                                                                             Opex Corporation (13%), RGP Impressions Inc.
                                                                             (13%), Transaction Payment Systems (10%)
201 Commerce Drive....................          0.04      5.29       5.13    Flow Thru Metals Inc. (25%), Franchise
                                                                             Stores Realty Corp. (25%), RE/Com Group
                                                                             (25%), Tropicana Products Inc. (25%)
202 Commerce Drive....................          0.05      5.23       5.23    Standard Register Co. (100%)
1 Executive Drive.....................          0.04     10.06       8.02    Bechtel Infrastructure Corp. (57%), T.T.I.
                                                                             (18%)

2 Executive Drive ....................          0.08      8.78       8.58    CSI Computer Specialists Inc. (32%),
                                                                             On-Campus Marketing Concepts (16%), Nia Zia
                                                                             D/B/A Alpha Academy (10%)

101 Executive Drive...................          0.05      8.65       6.98    Bayada Nurses Inc. (56%), Foundations Inc.
                                                                             (15%), ABC Financial (10%), Bechtel
                                                                             Infrastructure Corp. (10%)

102 Executive Drive...................          0.07      5.81       4.98    Comtrex Systems Corp. (29%), Kencom
                                                                             Communications & Svcs. (21%), Schermerhorn
                                                                             Bros. Co. (20%), Xermis Inc. (20%),
                                                                             Innovasystems Inc. (10%)
225 Executive Drive...................          0.06      6.28       5.93    Eastern Research Inc. (77%), Langston 21,
                                                                             LLC (14%)


                                                 63

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
97 Foster Road........................       1982      43,200       100.0           188          188



1507 Lancer Drive.....................       1995      32,700       100.0           139          130
1510 Lancer Drive.....................       1998      88,000       100.0           370          370
1245 North Church Street (g)..........       1998      52,810       100.0           252          252

1247 North Church Street (g)..........       1998      52,790       100.0           313          312


1256 North Church Street..............       1984      63,495       100.0           227          190



840 North Lenola Road.................       1995      38,300       100.0           218          198


844 North Lenola Road.................       1995      28,670       100.0           217          209

915 North Lenola Road.................       1998      52,488       100.0           261          261


2 Twosome Drive (g)...................       2000      48,600       100.0           265          265
30 Twosome Drive......................       1997      39,675        89.9           221          221




31 Twosome Drive (g)..................       1998      84,200       100.0           385          385

40 Twosome Drive......................       1996      40,265        93.4           267          263



41 Twosome Drive (g)..................       1998      43,050        89.2           259          259


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
97 Foster Road........................          0.04      4.35       4.35    Consumer Response Company Inc. (50%),
                                                                             Pioneer and Company Inc. (33%), Colornet
                                                                             Inc. (17%)

1507 Lancer Drive.....................          0.03      4.25       3.98    Tad's Delivery Service Inc. (100%)
1510 Lancer Drive.....................          0.07      4.20       4.20    Tad's Delivery Service Inc. (100%)
1245 North Church Street (g)..........          0.05      6.99       6.99    Health Ink, LLC (38%), C&L Properties L.L.C.
                                                                             (35%), C&L Packaging Inc. (27%)
1247 North Church Street (g)..........          0.06      8.69       8.66    Otis Elevator Company (23%), Dilks Agency
                                                                             Inc. (23%), Telesciences Inc. (17%),
                                                                             Spot-Coolers Inc. (14%)
1256 North Church Street..............          0.05      3.58       2.99    Weiler Labeling Systems, Inc. (50%), James
                                                                             C. Anderson Associates (30%), Ketec Inc.
                                                                             (20%)

840 North Lenola Road.................          0.04      5.69       5.17    Millar Elevator Service (31%), Omega Storage
                                                                             Inc. (31%), Payroll Associates (20%),
                                                                             Innovasystems Inc. (18%)
844 North Lenola Road.................          0.04      7.57       7.29    Lockheed Martin Corp. (41%), Curbell Inc.
                                                                             (34%), James J. Martin Inc. (25%)
915 North Lenola Road.................          0.05      4.97       4.97    Premier Percussion USA Inc. (37%), Vision
                                                                             Realty LLC (23%), Riley Sales Inc. (18%),
                                                                             United States Postal Service (13%)
2 Twosome Drive (g)...................          0.05      7.99       7.99    Sterling Medical Services LLC (100%)
30 Twosome Drive......................          0.04      6.20       6.20    Hartman Cards Inc. (28%), Commercial Office
                                                                             Furniture (24%), Aramark Sports
                                                                             Entertainment (14%), The Closet Factory
                                                                             (12%), C&L Packaging Inc. (12%)

31 Twosome Drive (g)..................          0.08      5.20       5.20    Cort Furniture Rental Corp. (56%), Prism
                                                                             Color Corp. (44%)
40 Twosome Drive......................          0.05      7.10       6.99    Neighborcare - TCI Inc. (49%), Marconi
                                                                             Communications Inc. (30%), Bellstar Inc.
                                                                             (14%)

41 Twosome Drive (g)..................          0.05      7.67       7.67    Kit Industries Inc. (22%), Momentum Systems
                                                                             Limited (22%), DIA - Nielsen USA Inc. (11%),
                                                                             Harrington Robb Company (11%), S&S Specialty
                                                                             Products (11%), Williams Communications (11%)


                                                 64

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
50 Twosome Drive......................       1997      34,075        86.6           258          256


WEST DEPTFORD

1451 Metropolitan Drive...............       1996      21,600       100.0           148          148

MERCER COUNTY, NEW JERSEY

HAMILTON TOWNSHIP

100 Horizon Drive.....................       1989      13,275       100.0           192          170
200 Horizon Drive.....................       1991      45,770       100.0           475          457
300 Horizon Drive.....................       1989      69,780        86.4         1,124        1,096



500 Horizon Drive.....................       1990      41,205       100.0           349          326



MONMOUTH COUNTY, NEW JERSEY

WALL TOWNSHIP

1325 Campus Parkway...................       1988      35,000       100.0           466          435
1340 Campus Parkway...................       1992      72,502       100.0           856          729





1345 Campus Parkway...................       1995      76,300        62.6           744          736
1433 Highway 34.......................       1985      69,020        65.1           701          522

1320 Wyckoff Avenue...................       1986      20,336       100.0           176          166
1324 Wyckoff Avenue...................       1987      21,168       100.0           220          175


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
50 Twosome Drive......................          0.05      8.74       8.68    Wells Fargo Alarm Services (44%), Sussex
                                                                             Wine Merchants (42%)

WEST DEPTFORD

1451 Metropolitan Drive...............          0.03      6.85       6.85    Garlock Bearings Inc. (100%)

MERCER COUNTY, NEW JERSEY

HAMILTON TOWNSHIP

100 Horizon Drive.....................          0.04     14.46      12.81    PSEG Energy Technologies Inc. (100%)
200 Horizon Drive.....................          0.10     10.38       9.98    O.H.M. Remediation Services Corp. (100%)
300 Horizon Drive.....................          0.22     18.64      18.18    State of New Jersey/DEP (50%), Lucent
                                                                             Technologies Inc. (26%), Stephen Gould of
                                                                             Pennsylvania (10%)

500 Horizon Drive.....................          0.07      8.47       7.91    Yardville National Bank (42%), Lakeview
                                                                             Child Center Inc. (19%), New Jersey Builders
                                                                             Assoc. (14%), Diedre Moire Corp. (11%)

MONMOUTH COUNTY, NEW JERSEY

WALL TOWNSHIP

1325 Campus Parkway...................          0.09     13.31      12.43    Cisco Systems Inc. (100%)
1340 Campus Parkway...................          0.17     11.81      10.05    Groundwater & Environmental Services Inc.
                                                                             (33%), GEAC Computers Inc. (22%), State Farm
                                                                             Mutual Insurance (17%), Association For
                                                                             Retarded Citizens (11%), Digital Lightwave,
                                                                             Inc. (11%)

1345 Campus Parkway...................          0.15     15.58      15.41    Quadramed Corp. (24%), De Vine Corp. (11%)
1433 Highway 34.......................          0.14     15.60      11.62    State Farm Mutual Insurance Co. (48%),
                                                                             Applied Image Inc. (11%)
1320 Wyckoff Avenue...................          0.04      8.65       8.16    The County of Monmouth (100%)
1324 Wyckoff Avenue...................          0.04     10.39       8.27    Blackhawk Management Corp. (53%), Systems
                                                                             Fulfillment (25%), Supply Saver, Inc. (22%)


                                                 65

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY

TOTOWA

1 Center Court........................       1999      38,961       100.0           366          265

2 Center Court........................       1998      30,600        99.3           348          237

11 Commerce Way.......................       1989      47,025       100.0           507          434

20 Commerce Way.......................       1992      42,540        75.9           387          375

29 Commerce Way.......................       1990      48,930       100.0           285          236

40 Commerce Way.......................       1987      50,576       100.0           512          422

45 Commerce Way.......................       1992      51,207       100.0           502          461

60 Commerce Way.......................       1988      50,333        83.2           483          416

80 Commerce Way.......................       1996      22,500       100.0           282          174

100 Commerce Way......................       1996      24,600       100.0           308          190

120 Commerce Way......................       1994       9,024        99.6           100           95


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
PASSAIC COUNTY, NEW JERSEY

TOTOWA
1 Center Court........................          0.07      9.39       6.80    Rock-Tenn Converting Company (46%), Eizo
                                                                             Nanao Technologies Inc. (38%), Onyx Waste
                                                                             Services Inc. (16%)
2 Center Court........................          0.07     11.45       7.80    Nomadic Display (36%), Electro Rent Corp.
                                                                             (33%), Alpine Electronics of America (30%)
11 Commerce Way.......................          0.10     10.78       9.23    Coram Alternative Site Services (56%), D.A.
                                                                             Kopp & Associates Inc. (22%), Gentiva Health
                                                                             Services (22%)
20 Commerce Way.......................          0.08     11.99      11.61    Lodan Totowa Inc. F/K/A Emersub (62%), Dish
                                                                             Network Service Corp. (14%)
29 Commerce Way.......................          0.06      5.82       4.82    ADT Security Services Inc. (55%), Patterson
                                                                             Dental Supply Inc. (23%), Fujitec America
                                                                             Inc. (22%)
40 Commerce Way.......................          0.10     10.12       8.34    Thales Components Corporation (43%),
                                                                             Intertek Testing Services Inc. (29%), System
                                                                             3R USA Inc. (14%), Pitney Bowes Inc. (14%)
45 Commerce Way.......................          0.10      9.80       9.00    Ericsson Inc. (52%), Woodward Clyde
                                                                             Consultants (27%), Oakwood Corporate Housing
                                                                             (21%)
60 Commerce Way.......................          0.10     11.53       9.93    Jen Mar Graphics Inc. (27%), Dolan & Traynor
                                                                             Building Prod (16%), Prestige Telecom Ltd.
                                                                             (14%), HW Exhibits (14%), Bearings Ltd. (12%)
80 Commerce Way.......................          0.06     12.53       7.73    Learning Stop LLC (40%), Idexx Veterinary
                                                                             Services (37%), Inter-American Safety
                                                                             Council (12%), Haas Publishing Companies
                                                                             (11%)
100 Commerce Way......................          0.06     12.52       7.72    Geri Script LLC (34%), Minolta Business
                                                                             Systems Inc. (34%), CCH Incorporated (32%)
120 Commerce Way......................          0.02     11.13      10.57    Senior Care Centers of America (62%), Showa
                                                                             Tool USA Inc. (19%), Telsource Corporation
                                                                             (19%)


                                                 66

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
140 Commerce Way......................       1994      26,881        99.6           298          285

-------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                        2,277,531        93.4        17,415       15,795
-------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK

ELMSFORD

11 Clearbrook Road....................       1974      31,800       100.0           384          379
75 Clearbrook Road....................       1990      32,720       100.0           816          816
150 Clearbrook Road...................       1975      74,900       100.0         1,095        1,049
175 Clearbrook Road...................       1973      98,900        98.5         1,492        1,429
200 Clearbrook Road...................       1974      94,000        99.8         1,209        1,137
250 Clearbrook Road...................       1973     155,000        94.5         1,340        1,281
50 Executive Boulevard................       1969      45,200        75.8           265          256
77 Executive Boulevard................       1977      13,000       100.0           126          122
85 Executive Boulevard................       1968      31,000        99.4           432          423
300 Executive Boulevard...............       1970      60,000        99.7           633          595
350 Executive Boulevard...............       1970      15,400        98.8           263          262


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
140 Commerce Way......................          0.06     11.13      10.64    Universal Hospital Services (36%), Advanced
                                                                             Image Systems Inc. (25%), Alpha Testing
                                                                             Laboratories (13%), Holder Group Inc. (13%),
                                                                             Dairygold (12%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW JERSEY OFFICE/FLEX                    3.45      8.41       7.65
----------------------------------------------------------------------------------------------------------------------------


WESTCHESTER COUNTY, NEW YORK

ELMSFORD

11 Clearbrook Road....................          0.08     12.08      11.92    Eastern Jungle Gym Inc. (27%), MCS Marketing
                                                                             Group Inc. (24%), Treetops Inc. (21%),
                                                                             Portables Unlimited Inc. (14%), Karate Kat
                                                                             Inc. (14%)
75 Clearbrook Road....................          0.16     24.94      24.94    Evening Out Inc. (100%)
150 Clearbrook Road...................          0.22     14.62      14.01    Sportive Ventures I LLC (24%), Philips
                                                                             Medical Systems N.A. (18%), Transwestern
                                                                             Publications (12%), ADT Security Services
                                                                             Inc. (11%)

175 Clearbrook Road...................          0.30     15.32      14.67    Nextel of New York Inc. (35%), Hypres Inc.
                                                                             (15%), Perk-Up Inc. (10%)
200 Clearbrook Road...................          0.24     12.89      12.12    Brunschwig & Fils Inc. (39%), Proftech Corp
                                                                             (20%)

250 Clearbrook Road...................          0.27      9.15       8.75    AFP Imaging Corp (31%), The Artina Group
                                                                             Inc. (14%), Prints Plus Inc. (13%), Conri
                                                                             Services Inc. (13%), Merrill-Sharpe Ltd (10%)
50 Executive Boulevard................          0.05      7.73       7.47    MMO Music Group (74%)
77 Executive Boulevard................          0.03      9.69       9.38    Bright Horizons Children Center (55%),
                                                                             Richmonds Childrens Center Inc. (45%)
85 Executive Boulevard................          0.09     14.02      13.73    VREX Inc. (49%), Westhab Inc. (32%), Wald
                                                                             Optics Laboratory Inc. (13%)
300 Executive Boulevard...............          0.13     10.58       9.95    Princeton Ski Outlet Corp. (57%), Varta
                                                                             Batteries Inc. (31%), Infovalue Computing
                                                                             Inc. (12%)

350 Executive Boulevard...............          0.05     17.29      17.22    Fujitsu Network Communication (99%)


                                       67

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
399 Executive Boulevard...............       1962      80,000       100.0           965          928
400 Executive Boulevard...............       1970      42,200       100.0           656          602
500 Executive Boulevard...............       1970      41,600       100.0           647          604
525 Executive Boulevard...............       1972      61,700       100.0           894          865

1 Westchester Plaza...................       1967      25,000       100.0           307          289



2 Westchester Plaza...................       1968      25,000       100.0           452          441



3 Westchester Plaza...................       1969      93,500       100.0         1,405        1,383

4 Westchester Plaza...................       1969      44,700        99.8           627          600

5 Westchester Plaza...................       1969      20,000       100.0           277          272


6 Westchester Plaza...................       1968      20,000       100.0           312          291


7 Westchester Plaza...................       1972      46,200       100.0           652          646

8 Westchester Plaza...................       1971      67,200       100.0           864          766


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
399 Executive Boulevard...............          0.19     12.06      11.60    American Banknote Holographic (72%), Game
                                                                             Sportswear Ltd (28%)
400 Executive Boulevard...............          0.13     15.55      14.27    Baker Engineering NY, Inc. (39%), Ultra
                                                                             Fabrics Inc. (25%), Blum Promotions and
                                                                             Display (10%)
500 Executive Boulevard...............          0.13     15.55      14.52    Original Consume (36%), Thyssen Krupp
                                                                             Elevator Corp. (16%), Angelica Corporation
                                                                             (16%),  Olympia Sports Inc. (13%), Philips
                                                                             Medical Systems N.A. (13%)
525 Executive Boulevard...............          0.18     14.49      14.02    Vie De France Yamazaki Inc. (59%), New York
                                                                             Blood Center Inc. (21%)
1 Westchester Plaza...................          0.06     12.28      11.56    British Apparel (40%), Thin Film Concepts
                                                                             Inc. (20%), RS Knapp (20%), JT Lynne
                                                                             Representatives (20%)
2 Westchester Plaza...................          0.09     18.08      17.64    Board of Cooperative Education (80%),
                                                                             Kin-Tronics (10%), Squires Productions Inc.
                                                                             (10%)
3 Westchester Plaza...................          0.28     15.03      14.79    Reveo Inc. (51%), Kangol Headwear (28%),
                                                                             Esperya USA Inc. (12%)
4 Westchester Plaza...................          0.12     14.05      13.45    Metropolitan Life Insurance (38%), Marconi
                                                                             Applied Technologies (34%)
5 Westchester Plaza...................          0.06     13.85      13.60    Apria Healthcare Inc. (38%), Rokonet
                                                                             Industries USA Inc. (25%), UA Plumbers
                                                                             Education Fund (25%), BBA Project Inc. (12%)
6 Westchester Plaza...................          0.06     15.60      14.55    Pinkerton Systems Integration (28%), Xerox
                                                                             Corporation (28%), Game Parts Inc. (24%),
                                                                             Girard Rubber Co. (12%)
7 Westchester Plaza...................          0.13     14.11      13.98    Emigrant Savings Bank (69%), Fire End Croker
                                                                             Corp. (27%)
8 Westchester Plaza...................          0.17     12.86      11.40    Mamiya America Corp. (24%), Ciba Specialty
                                                                             Chemicals Corp. (17%), Kubra Data Transfer
                                                                             Ltd. (15%)


                                                 68

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
HAWTHORNE

200 Saw Mill River Road...............       1965      51,100       100.0           656          622
4 Skyline Drive.......................       1987      80,600       100.0         1,405        1,286
5 Skyline Drive (g)...................       1980     124,022       100.0           657          657
6 Skyline Drive (g)...................       1980      44,155       100.0           290          290
8 Skyline Drive.......................       1985      50,000        98.7           618          487
10 Skyline Drive......................       1985      20,000       100.0           285          263
11 Skyline Drive......................       1989      45,000       100.0           724          674
12 Skyline Drive......................       1999      46,850       100.0           806          633
15 Skyline Drive......................       1989      55,000       100.0           966          843

YONKERS

100 Corporate Boulevard...............       1987      78,000        98.2         1,384        1,307
200 Corporate Boulevard South.........       1990      84,000        99.8         1,377        1,348
4 Executive Plaza.....................       1986      80,000        99.0           939          867
6 Executive Plaza.....................       1987      80,000        98.7         1,184        1,162
1 Odell Plaza.........................       1980     106,000        90.8         1,217        1,166


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
HAWTHORNE

200 Saw Mill River Road...............          0.13     12.84      12.17    Walter DeGruyter Inc. (21%), Abscoa
                                                                             Industries Inc. (18%), TJ Quatroni Plumbing
                                                                             and Heat (17%), Cablevision Lighpath Inc.
                                                                             (12%), SI International Instruments Inc.
                                                                             (10%)
4 Skyline Drive.......................          0.28     17.43      15.96    Alstom USA Inc. (33%), Evonyx Inc. (23%)
5 Skyline Drive (g)...................          0.13     12.81      12.81    Taro Pharmaceuticals USA Inc. (75%), Westco
                                                                             Closet Corp. (20%)
6 Skyline Drive (g)...................          0.06     15.88      15.88    Evonyx Inc. (73%), Anvik Corporation (27%)
8 Skyline Drive.......................          0.12     12.52       9.87    Ameriquest Mortgage Company (51%), Evonyx
                                                                             Inc. (29%), Minolta Business Solutions Inc.
                                                                             (20%)
10 Skyline Drive......................          0.06     14.25      13.15    Bi-Tronic Inc/LCA Sales Corp. (51%), Phoenix
                                                                             Systems Int'l (32%), ENSR Corp. (17%)
11 Skyline Drive......................          0.14     16.09      14.98    Xand Corporation (100%)
12 Skyline Drive......................          0.16     17.20      13.51    Creative Visual Enterprises (38%), Medelec
                                                                             Inc. (32%), Savin Corporation (30%)
15 Skyline Drive......................          0.19     17.56      15.33    Accorda Therapeutics Inc. (54%), Tellabs
                                                                             Operations Inc. (46%)
YONKERS
100 Corporate Boulevard...............          0.28     18.07      17.06    Montefiore Medical Center (28%), Sempra
                                                                             Energy Trading Corp. (13%), Minami
                                                                             International Corp. (12%), Otis Elevator
                                                                             Company (11%), Genzyme Genetics Corp. (11%)
200 Corporate Boulevard South.........          0.27     16.43      16.08    Belmay Inc. (32%), Montefiore Medical Center
                                                                             (23%), Advanced Viral Research Corp. (20%),
                                                                             Micromold Products Inc. (10%)
4 Executive Plaza.....................          0.19     11.86      10.95    Wise Contact US Optical Corp. (35%), E&B
                                                                             Giftware Inc. (22%), TT Systems LLC (10%)
6 Executive Plaza.....................          0.24     14.99      14.72    CSC Holdings Inc. (52%), Yonkers Savings &
                                                                             Loan Assoc. (11%), Empire Managed Care Inc.
                                                                             (10%)
1 Odell Plaza.........................          0.24     12.64      12.11    Sportive Ventures 2 LLC (19%), Market
                                                                             Dynamics Group LLC (11%)


                                                 69

                                          PROPERTY LISTING

                                       OFFICE/FLEX PROPERTIES
                                             (CONTINUED)

                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
5 Odell Plaza.........................       1983      38,400        99.6           599          577
7 Odell Plaza.........................       1984      42,600        95.9           657          650

-------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                          2,244,747        98.3        29,877       28,268
-------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

STAMFORD
419 West Avenue.......................       1986      88,000        99.7         1,282        1,233
500 West Avenue.......................       1988      25,000        74.9           349          294
550 West Avenue.......................       1990      54,000       100.0           808          685
600 West Avenue.......................       1999      66,000       100.0           826          789
650 West Avenue.......................       1998      40,000       100.0           173           61

-------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                         273,000        97.6         3,438        3,062
-------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                        4,795,278        96.0        50,730       47,125
=======================================================================================================


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
5 Odell Plaza.........................          0.12     15.66      15.09    Voyetra Technologies Inc. (44%), Photo File
                                                                             Inc. (34%), The New Geri Care of Yonkers
                                                                             (22%)
7 Odell Plaza.........................          0.13     16.08      15.91    US Postal Service (41%), TT Systems Company
                                                                             (24%), Bright Horizons Childrens Center (16%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL NEW YORK OFFICE/FLEX                      5.96     14.14      13.41
----------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

STAMFORD
419 West Avenue.......................          0.26     14.61      14.05    Fuji Medical Systems USA Inc. (90%), Instill
                                                                             and Company Inc. (10%)
500 West Avenue.......................          0.07     18.64      15.70    Lead Trackers Inc. (47%), Iner Tel
                                                                             Technologies Inc. (17%), M Cohen and Sons
                                                                             Inc. (11%)
550 West Avenue.......................          0.16     14.96      12.69    Lifecodes Corp. (68%), Davidoff of Geneva
                                                                             (CT) Inc. (32%)
600 West Avenue.......................          0.16     12.52      11.95    Clarence House Imports, Ltd (100%)
650 West Avenue.......................          0.03      4.33       1.53    Davidoff of Geneva (CT) Inc. (100%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL CONNECTICUT OFFICE/FLEX                   0.68     12.90      11.49
----------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                   10.09     11.42      10.64
============================================================================================================================


                                                 70

                                          PROPERTY LISTING

                                  INDUSTRIAL/WAREHOUSE PROPERTIES


                                                               PERCENTAGE
                                                          NET      LEASED          2001            2001
                                                     RENTABLE       AS OF          BASE       EFFECTIVE
PROPERTY                                     YEAR        AREA    12/31/01          RENT            RENT
LOCATION                                    BUILT   (SQ. FT.)     (%) (a) ($000's)(b)(f) ($000's)(c)(f)
-------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK

ELMSFORD
1 Warehouse Lane......................       1957       6,600       100.0            71           71
2 Warehouse Lane......................       1957      10,900        96.3           134          127
3 Warehouse Lane......................       1957      77,200       100.0           290          279
4 Warehouse Lane......................       1957     195,500        97.4         1,941        1,890
5 Warehouse Lane......................       1957      75,100        97.1           776          668
6 Warehouse Lane......................       1982      22,100       100.0           511          509

-------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES                 387,400        98.0         3,723        3,544
-------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                       26,965,840        94.6       502,018      478,733
=======================================================================================================


                                         PERCENTAGE
                                      OF TOTAL 2001                    2001
                                            OFFICE,        2001     AVERAGE
                                        OFFICE/FLEX     AVERAGE   EFFECTIVE   TENANTS LEASING 10% OR
                                    AND INDUSTRIAL/   BASE RENT        RENT   MORE OF NET RENTABLE
PROPERTY                                  WAREHOUSE  PER SQ. FT. PER SQ. FT.  AREA PER PROPERTY
LOCATION                               BASE RENT(%)   ($)(d)(f)   ($)(e)(f)   AS OF 12/31/01 (f)
-----------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK

ELMSFORD
1 Warehouse Lane......................          0.01     10.76      10.76    JP Trucking Service Center Inc. (100%)
2 Warehouse Lane......................          0.03     12.77      12.10    RJ Bruno Roofing Inc. (55%), Teleport
                                                                             Communications Group (41%)
3 Warehouse Lane......................          0.06      3.76       3.61    United Parcel Service (100%)
4 Warehouse Lane......................          0.40     10.19       9.93    San Mar Laboratories Inc. (63%),
                                                                             Westinghouse Air Brake Co. Inc. (14%)
5 Warehouse Lane......................          0.15     10.64       9.16    Great Spring Waters of America (48%),
                                                                             Chamart Exclusives Inc. (16%), Mallory
                                                                             Kotzen Tire Company (11%)
6 Warehouse Lane......................          0.10     23.12      23.03    Conway Central Express (100%)

----------------------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL/WAREHOUSE PROPERTIES           0.75      9.80       9.33
----------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE

  PROPERTIES                                   100.0     20.00      19.08
============================================================================================================================

(a)    Based on all leases in effect as of December 31, 2001.
(b) Total base rent for 2001, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c) Total base rent for 2001 minus total 2001 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.
(d) Base rent for 2001 divided by net rentable square feet leased at December 31, 2001. For those properties acquired or placed in service during 2001, amounts are annualized, as per Note g.
(e) Effective rent for 2001 divided by net rentable square feet leased at December 31, 2001 For those properties acquired or placed in service during 2001, amounts are annualized, as per Note g.
(f)    Excludes space leased by the Company.
(g) As this property was acquired or placed in service by the Company during 2001, the amounts represented in 2001 base rent and 2001 effective rent reflect only that portion of the year during which the Company owned or placed the property in service. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2001 average base rent per sq. ft. and 2001 average effective rent per sq. ft. for this property have been calculated by taking 2001 base rent and 2001 effective rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2001. These annualized per square foot amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entirety of 2001.
(h)    The property was sold by the Company in 2001.
(i)    Calculation based on square feet in service as of December 31, 2001.
(j) The Company constructed an expansion to this building increasing its size by 31,000 square feet.
(k) Property is excluded from weighted average percentage leased as it was a development property in lease-up as of December 31, 2001. Had these properties been included, total office, office/flex and industrial/warehouse properties' weighted average percentage leased would be 94.1 percent.

                               SIGNIFICANT TENANTS

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of December 31, 2001, based upon annualized base rents:


                                                                          PERCENTAGE OF
                                                       ANNUALIZED               COMPANY      SQUARE           PERCENTAGE     YEAR OF
                                      NUMBER OF       BASE RENTAL       ANNUALIZED BASE        FEET        TOTAL COMPANY       LEASE
                                     PROPERTIES   REVENUE ($) (a)     RENTAL REVENUE (%)     LEASED    LEASED SQ. FT. (%) EXPIRATION
---------------------------------- ------------- ---------------- --------------------- ------------ ------------------- -----------
AT&T Wireless Services                       2         9,819,454                    2.0     395,955                 1.6     2007 (b)
Donaldson, Lufkin & Jenrette
   Securities Corp.                          1         8,317,176                    1.7     271,953                 1.1     2011
AT&T Corporation                             2         7,268,746                    1.5     450,278                 1.8     2009 (c)
Keystone Mercy Health Plan                   2         7,017,899                    1.4     303,149                 1.2     2015
Prentice-Hall Inc.                           1         6,744,495                    1.4     474,801                 1.9     2014
IBM Corporation                              3         6,390,275                    1.3     361,688                 1.4     2007 (d)
Nabisco Inc.                                 3         6,066,357                    1.2     340,746                 1.4     2006 (e)
Toys `R' Us - NJ, Inc.                       1         5,342,672                    1.1     242,518                 1.0     2012
Waterhouse Securities, Inc.                  1         5,314,805                    1.1     184,222                 0.7     2015
American Institute of Certified
  Public Accountants                         1         4,981,357                    1.0     249,768                 1.0     2012
CMP Media Inc.                               1         4,817,298                    1.0     237,274                 0.9     2014
Allstate Insurance Company                   9         4,798,224                    1.0     224,321                 0.9     2009 (f)
Winston & Strawn                             1         4,472,348                    0.9     108,100                 0.4     2003
Dean Witter Trust Company                    1         4,319,508                    0.9     221,019                 0.9     2008
Morgan Stanley Dean Witter, Inc.             5         4,025,077                    0.8     163,253                 0.7     2010 (g)
Move.com Operations, Inc.                    1         3,891,597                    0.8      94,917                 0.4     2006
Regus Business Centre Corp.                  3         3,671,129                    0.8     107,608                 0.4     2011 (h)
Bank of Tokyo - Mitsubishi Ltd.              1         3,378,923                    0.7     137,076                 0.5     2009
KPMG, LLP                                    2         3,313,701                    0.7     142,317                 0.6     2012 (i)
BT Harborside                                1         3,272,500                    0.7     385,000                 1.5     2003
---------------------------------- ------------- ---------------- --------------------- ------------ ------------------- -----------

Totals                                               107,223,541                   22.0   5,095,963                20.3
================================== ============= ================ ===================== ============ =================== ===========

(a) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c)   63,278 square feet expire May 2004; 387,000 square feet expire January
      2009.
(d) 28,289 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(e) 300,378 square feet expire December 2005; 40,368 square feet expire March 2006.
(f) 18,882 square feet expire April 2003; 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(g) 7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.
(h) 27,803 square feet expire January 2011; 38,930 square feet expire April 2011; 40,875 square feet expire June 2011.
(i) 15,113 square feet expire September 2002; 57,204 square feet expire July 2007; 70,000 square feet expire September 2012.

                          SCHEDULE OF LEASE EXPIRATIONS

                           ALL CONSOLIDATED PROPERTIES

The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning January 1, 2002, assuming that none of the tenants exercise renewal options:


                                                                                                  AVERAGE ANNUAL
                                                               PERCENTAGE OF                        RENT PER NET
                                          NET RENTABLE          TOTAL LEASED        ANNUALIZED          RENTABLE      PERCENTAGE OF
                                          AREA SUBJECT           SQUARE FEET       BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF     TO EXPIRING        REPRESENTED BY     REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES          LEASES              EXPIRING          EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                 EXPIRING (a)       (SQ. FT.)        LEASES (%) (b)    LEASES ($) (c)        LEASES ($)        LEASES (%)
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
2002                               448      2,130,311                  8.5           36,854,419             17.30              7.6

2003                               487      3,951,403                 15.8           71,598,719             18.12             14.7

2004                               384      2,234,380                  8.9           42,473,250             19.01              8.7

2005                               373      3,179,979                 12.7           60,296,606             18.96             12.4

2006                               352      2,935,237                 11.7           60,353,314             20.56             12.4

2007                               168      2,314,745                  9.2           48,673,525             21.03             10.0

2008                               101      1,500,299                  6.0           26,600,000             17.73              5.5

2009                                55      1,369,891                  5.5           25,512,500             18.62              5.3

2010                                87      1,213,079                  4.9           23,653,243             19.50              4.9

2011                                61      1,436,628                  5.7           35,215,623             24.51              7.2

2012                                27        865,861                  3.5           19,035,316             21.98              3.9

2013 and thereafter                 35      1,906,090                  7.6           35,766,979             18.76              7.4
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
Totals/Weighted
  Average                        2,578     25,037,903(d)             100.0          486,033,494             19.41            100.0
========================= ============== ================= ================== ================== ==================== ==============

(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of December 31, 2001.
(c) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:


                                                                                 Square Feet
                                                                                 -----------
Square footage leased to commercial tenants                                       25,037,903
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                                           352,407
Square footage unleased                                                            1,592,830
                                                                                 -----------
Total net rentable square footage (does not include
 residential, land lease, or not-in-service properties)                           26,983,140
                                                                                  ==========

                          SCHEDULE OF LEASE EXPIRATIONS

                                OFFICE PROPERTIES

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2002, assuming that none of the tenants exercise renewal options:


                                                                                                  AVERAGE ANNUAL
                                                               PERCENTAGE OF                        RENT PER NET
                                          NET RENTABLE          TOTAL LEASED        ANNUALIZED          RENTABLE      PERCENTAGE OF
                                          AREA SUBJECT           SQUARE FEET       BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF     TO EXPIRING        REPRESENTED BY     REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES          LEASES              EXPIRING          EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                 EXPIRING (a)       (SQ. FT.)        LEASES (%) (b)    LEASES ($) (c)        LEASES ($)        LEASES (%)
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
2002                               350       1,443,177                   7.2        29,947,927              20.75             7.0

2003                               397       3,180,278                  15.8        64,042,823              20.14            15.0

2004                               312       1,572,593                   7.8        34,967,523              22.24             8.2

2005                               296       2,508,329                  12.5        52,699,906              21.01            12.3

2006                               287       2,319,244                  11.6        52,198,688              22.51            12.2

2007                               145       1,927,069                   9.6        43,455,258              22.55            10.1

2008                                83       1,182,186                   5.9        23,582,800              19.95             5.5

2009                                37       1,195,103                   6.0        23,357,006              19.54             5.5

2010                                56         822,428                   4.1        17,584,655              21.38             4.1

2011                                55       1,355,737                   6.8        34,067,977              25.13             8.0

2012                                23         798,999                   4.0        18,214,549              22.80             4.2

2013 and thereafter                 30       1,739,655                   8.7        33,761,607              19.41             7.9
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
Totals/Weighted
  Average                        2,071      20,044,798                 100.0       427,880,719              21.35           100.0
========================= ============== ================= ================== ================== ==================== ==============

(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of December 31, 2001.
(c) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

                          SCHEDULE OF LEASE EXPIRATIONS

                             OFFICE/FLEX PROPERTIES

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2002, assuming that none of the tenants exercise renewal options:


                                                                                                  AVERAGE ANNUAL
                                                               PERCENTAGE OF                        RENT PER NET
                                          NET RENTABLE          TOTAL LEASED        ANNUALIZED          RENTABLE      PERCENTAGE OF
                                          AREA SUBJECT           SQUARE FEET       BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF     TO EXPIRING        REPRESENTED BY     REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES          LEASES              EXPIRING          EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                 EXPIRING (a)       (SQ. FT.)        LEASES (%) (b)    LEASES ($) (c)        LEASES ($)        LEASES (%)
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
2002                                92         633,362                  13.8        6,326,002                9.99             11.7

2003                                85         670,151                  14.6        7,011,158               10.46             13.0

2004                                62         452,367                   9.8        5,010,227               11.08              9.3

2005                                74         658,496                  14.3        7,414,824               11.26             13.7

2006                                65         615,993                  13.4        8,154,626               13.24             15.1

2007                                23         387,676                   8.4        5,218,267               13.46              9.6

2008                                18         318,113                   6.9        3,017,200                9.48              5.6

2009                                17         162,988                   3.5        2,049,294               12.57              3.8

2010                                31         390,651                   8.5        6,068,588               15.53             11.2

2011                                 6          80,891                   1.8        1,147,646               14.19              2.1

2012                                 4          66,862                   1.5          820,767               12.28              1.5

2013 and thereafter                  4         158,435                   3.5        1,830,372               11.55              3.4
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
Totals/Weighted
  Average                          481       4,595,985                 100.0        54,068,971              11.76            100.0
========================= ============== ================= ================== ================== ==================== ==============

(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of December 31, 2001.
(c) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

                          SCHEDULE OF LEASE EXPIRATIONS

                         INDUSTRIAL/WAREHOUSE PROPERTIES

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2002, assuming that none of the tenants exercise renewal options:


                                                                                                  AVERAGE ANNUAL
                                                               PERCENTAGE OF                        RENT PER NET
                                          NET RENTABLE          TOTAL LEASED        ANNUALIZED          RENTABLE      PERCENTAGE OF
                                          AREA SUBJECT           SQUARE FEET       BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF     TO EXPIRING        REPRESENTED BY     REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES          LEASES              EXPIRING          EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                 EXPIRING (a)       (SQ. FT.)        LEASES (%) (b)    LEASES ($) (c)        LEASES ($)        LEASES (%)
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
2002                                 6          53,772                  14.1           580,490              10.80            15.6

2003                                 5         100,974                  26.6           544,738               5.39            14.7

2004                                 9         200,120                  52.7         2,300,500              11.50            61.9

2005                                 3          13,154                   3.5           181,876              13.83             4.9

2009                                 1          11,800                   3.1           106,200               9.00             2.9
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
Totals/Weighted
  Average                           24         379,820                 100.0         3,713,804               9.78           100.0
========================= ============== ================= ================== ================== ==================== ==============

(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of December 31, 2001.
(c) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

                          STAND-ALONE RETAIL PROPERTIES

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2002, assuming that none of the tenants exercise renewal options:


                                                                                                  AVERAGE ANNUAL
                                                               PERCENTAGE OF                        RENT PER NET
                                          NET RENTABLE          TOTAL LEASED        ANNUALIZED          RENTABLE      PERCENTAGE OF
                                          AREA SUBJECT           SQUARE FEET       BASE RENTAL       SQUARE FOOT        ANNUAL BASE
                             NUMBER OF     TO EXPIRING        REPRESENTED BY     REVENUE UNDER       REPRESENTED         RENT UNDER
YEAR OF                         LEASES          LEASES              EXPIRING          EXPIRING       BY EXPIRING           EXPIRING
EXPIRATION                 EXPIRING (a)       (SQ. FT.)        LEASES (%) (b)    LEASES ($) (c)        LEASES ($)        LEASES (%)
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
2004                                 1           9,300                  53.8           195,000              20.97             52.7

2013 and thereafter                  1           8,000                  46.2           175,000              21.87             47.3
------------------------- -------------- ----------------- ------------------ ------------------ -------------------- --------------
Totals/Weighted
  Average                            2          17,300                 100.0           370,000              21.39            100.0
========================= ============== ================= ================== ================== ==================== ==============

(a)   Includes stand-alone retail property tenants only.
(b) Annualized base rental revenue is based on actual December 2001 billings times 12. For leases whose rent commences after January 1, 2002, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


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